AUDITED FINANCIAL REPORT

Empower Annuity Insurance Company of America Audited Annual Statutory Financial Statements

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2023 and 2022 and Related Statutory Statements of Operations, Changes in Capital and Surplus and Cash Flows and Notes to the Financial Statements for Each of the Three Years in the Period Ended December 31, 2023 and Independent Auditor’s Report

Item 8.  Financial Statements and Supplementary Data

Deloitte & Touche LLP 1601 Wewatta Street, Suite 400 Denver, CO,80202 USA Tel: +1 303-292-5400 Fax: 303 312 4000 www.Deloitte.com
INDEPENDENT AUDITOR’S REPORT To the Board of Directors and Stockholder of Empower Annuity Insurance Company of America Greenwood Village, Colorado

Opinions

We have audited the statutory-basis financial statements of Empower Annuity Insurance Company of America (the “Company”) (a wholly-owned subsidiary of Empower Holdings, Inc.), which comprise the statutory-basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2023 and 2022, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2023, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023 in accordance with the accounting practices prescribed or permitted by the Colorado Division of Insurance described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2023.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Colorado Division of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Colorado Division of Insurance. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Emphasis of Matter

The Company engages in various related-party transactions with affiliates under common control as discussed in Note 3 to the statutory-basis financial statements. The accompanying statutory-basis financial statements are not necessarily indicative of the conditions that would have existed or the results of operations that would prevail if the Company had been operated as an unaffiliated company. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Colorado Division of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•	Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks.

Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.
•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2023 audit was conducted for the purpose of forming an opinion on the 2023 statutory-basis financial statements as a whole. The supplemental schedule of selected statutory financial data, the summary investment schedule, the supplemental investment risk interrogatories, and the supplemental schedule regarding reinsurance contracts with risk-limiting features as of and for the year ended December 31, 2023, are presented for purposes of additional analysis and are not a required part of the 2023 statutory-basis financial statements. These schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2023 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2023 statutory-basis financial statements as a whole.

March 29, 2024

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

December 31, 2023 and 2022

(In Thousands, Except Share Amounts)

	December 31,
	2023	2022

Admitted assets:

Cash and invested assets:

Bonds	$26,591,735	$29,868,677

Preferred stock	82,263	82,247

Common stock	1,666,819	2,111,584

Mortgage loans (net of allowances of $56,112 and $646)	5,840,441	6,132,049

Real estate occupied by the company	31,467	34,952

Real estate held for the production of income	17,914	18,449

Real estate held for sale	—	1,656

Contract loans	3,711,737	3,805,700

Cash, cash equivalents and short-term investments	1,648,651	375,173

Securities lending collateral assets	317,362	107,068

Other invested assets	1,238,844	1,077,698

Total cash and invested assets	41,147,233	43,615,253

Investment income due and accrued	327,604	346,993

Premiums deferred and uncollected	11,767	13,467

Reinsurance recoverable	350,653	259,114

Funds held or deposited with reinsured companies	5,781,961	6,489,137

Current federal income taxes recoverable	—	19,581

Deferred income taxes	152,180	101,992

Due from parent, subsidiaries and affiliates	423,790	234,738

Other assets	750,599	1,293,986

Assets from separate accounts	23,147,893	22,913,246

Total admitted assets	$72,093,680	$75,287,507

See notes to statutory financial statements.	Continued

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

December 31, 2023 and 2022

(In Thousands, Except Share Amounts)

	December 31,
	2023	2022

Liabilities, capital and surplus:

Liabilities:

Reserves for life insurance and annuities and accident and health policies	$30,990,307	$36,433,935

Liability for deposit-type contracts	9,585,838	8,051,601

Provision for policyholders’ dividends	4,365	5,103

Liability for premiums received in advance	43	47

Unearned investment income	248	351

Asset valuation reserve	299,764	262,562

Interest maintenance reserve	—	120,537

Due to parent, subsidiaries and affiliates	120,810	6,681

Commercial paper	99,718	99,760

Current federal income taxes payable	51,205	—

Payable under securities lending agreements	317,362	107,068

Other liabilities	3,694,121	3,766,038

Liabilities from separate accounts	23,147,893	22,913,246

Total liabilities	68,311,674	71,766,929

Commitments and contingencies (see Note 18)

Capital and surplus:

Preferred stock, $ 1 par value, 50,000,000 shares authorized; none issued and outstanding	—	—

Common stock, $ 1 par value; 50,000,000 shares authorized; 19,599,243 and 19,453,463 shares issued and outstanding in 2023 and 2022, respectively	19,599	19,453

Surplus notes	2,109,995	2,111,325

Gross paid in and contributed surplus	4,643,237	4,596,284

Unassigned deficit	(2,990,825)	(3,206,484)

Total capital and surplus	3,782,006	3,520,578

Total liabilities, capital and surplus	$72,093,680	$75,287,507

See notes to statutory financial statements.	Concluded

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Statutory Statements of Operations

Years Ended December 31, 2023, 2022 and 2021

(In Thousands)

	Year Ended December 31,
	2023	2022	2021
Income:

Premium income and annuity consideration	$5,567,710	$13,076,730	$6,326,927

Net investment income	1,969,201	1,518,554	1,262,737

Amortization of interest maintenance reserve	2,113	56,131	68,148

Commission and expense allowances on reinsurance ceded	259,378	256,754	195,658

Reserve adjustment on reinsurance ceded	(1,672,963)	(5,202,723)	(1,518,822)

Other income	478,656	486,940	519,882

Total income	6,604,095	10,192,386	6,854,530

Expenses:

Death benefits	281,360	123,027	74,119

Annuity benefits	323,701	249,200	202,893

Disability benefits and benefits under accident and health policies	207	131	68

Surrender benefits	15,770,211	11,577,685	14,800,797

(Decrease) increase in aggregate reserves for life and accident and health policies and contracts	(5,442,498)	2,630,025	(1,038,595)

Other benefits	134,062	116,731	125,116

Total benefits	11,067,043	14,696,799	14,164,398

Commissions	50,225	298,348	38,460

Other insurance expenses	561,610	396,033	543,438

Net transfers from separate accounts	(6,165,670)	(5,591,198)	(8,135,847)

Interest maintenance reserve reinsurance activity	2,883	(118,906)	(83,737)

Total benefit and expenses	5,516,091	9,681,076	6,526,712

Net gain from operations before dividends to policyholders, federal income taxes and realized capital gains (losses)	1,088,004	511,310	327,818

Dividends to policyholders	4,432	5,108	9,847

Net gain from operations after dividends to policyholders and before federal income taxes and net realized capital gains (losses)	1,083,572	506,202	317,971

Federal income tax expense	34,274	20,399	22,402

Net gain from operations before net realized capital gains (losses)	1,049,298	485,803	295,569

Net realized capital (losses) gains, net of federal income tax (benefit) expense of $(6,203), $6,281 and $904, respectively and transfers to interest maintenance reserve.	(23,336)	23,630	3,399

Net income	$1,025,962	$509,433	$298,968

See notes to statutory financial statements.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Statutory Statements of Changes in Capital and Surplus

Years Ended December 31, 2023, 2022 and 2021

(In Thousands)

	Year Ended December 31,
	2023	2022	2021
Capital and surplus, beginning of year	$3,520,578	$2,919,366	$2,161,307

Net income	1,025,962	509,433	298,968

Dividends to stockholders	(350,000)	(231,000)	(506,000)

Change in net unrealized capital losses, net of income taxes	(587,858)	(197,630)	(57,312)

Change in minimum pension liability, net of income taxes	(608)	3,828	1,054

Correction of prior period error	35,418	—	—

Change in asset valuation reserve	(37,202)	(26,271)	(34,288)

Change in non-admitted assets	371,347	(416,925)	(26,148)

Change in net deferred income taxes	1,468	(13,785)	(23,502)

Capital paid-in	146	2,591	3

Surplus paid-in	46,953	810,055	4,210

Change in surplus as a result of reinsurance	(142,606)	176,860	(83,840)

Change in goodwill	(101,575)	—	—

Change in capital and surplus as a result of separate accounts	—	10	—

Change in unrealized foreign exchange capital gains (losses)	1,313	(14,623)	(5,762)

Change in surplus notes	(1,330)	(1,331)	1,190,676

Net change in capital and surplus for the year	261,428	601,212	758,059

Capital and surplus, end of year	$3,782,006	$3,520,578	$2,919,366

See notes to statutory financial statements.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Statutory Statements of Cash Flows

Years Ended December 31, 2023 and 2022 and 2021

(In Thousands)

	Year Ended December 31,
	2023	2022	2021

Operating activities:

Premium income, net of reinsurance	$5,486,499	$10,733,447	$6,111,400

Investment income received, net of investment expenses paid	1,952,880	1,420,420	1,268,121

Other miscellaneous income received	1,232,932	639,538	676,928

Benefit and loss related payments, net of reinsurance	(17,641,156)	(16,948,045)	(17,574,577)

Net transfers from separate accounts	6,165,922	5,591,014	8,135,856

Commissions, other expenses and taxes paid	(552,974)	(821,008)	(516,711)

Dividends paid to policyholders	(5,181)	(10,114)	(18,101)

Federal income taxes received, net	79,445	36,840	120,217

Net cash (used in) provided by operating activities	(3,281,633)	642,092	(1,796,867)

Investing activities:

Proceeds from investments sold, matured or repaid:

Bonds	4,599,292	4,571,491	5,229,242

Stocks	153,830	71,442	11,589

Mortgage loans	539,266	301,006	452,409

Real estate	3,639	—	—

Other invested assets	210,759	71,959	14,017

Net losses on cash, cash equivalents and short-term investments	(109)	(3,442)	(1,134)

Miscellaneous proceeds	36	912,872	58,571

Cost of investments acquired:

Bonds	(1,440,075)	(4,916,161)	(6,607,132)

Stocks	(88,643)	(2,152,015)	(4,554)

Mortgage loans	(298,613)	(1,021,075)	(655,511)

Real estate	(105)	(18,500)	—

Other invested assets	(392,362)	(374,267)	(351,303)

Miscellaneous applications	(3,516)	(1,034,574)	(220,740)

Net change in contract loans and premium notes	(7,938)	488	170,563

Net cash provided by (used in) investing activities	3,275,461	(3,590,776)	(1,903,983)

Financing and miscellaneous activities:

Surplus notes	(1,330)	—	1,192,007

Capital and paid in surplus	47,099	812,422	3,756

Deposit-type contracts, net of withdrawals	1,400,174	723,946	1,865,132

Dividends to stockholder	(350,000)	(231,000)	(506,000)

Funds (repaid) borrowed, net	(41)	3,772	(2,995)

Other	183,748	(433,839)	126,580

Net cash provided by financing and miscellaneous activities	1,279,650	875,301	2,678,480

Net increase (decrease) in cash, cash equivalents and short-term investments and restricted cash	1,273,478	(2,073,383)	(1,022,370)

Cash, cash equivalents and short-term investments and restricted cash:

Beginning of year	375,173	2,448,556	3,470,926

End of year	$1,648,651	$375,173	$2,448,556

The cash, cash equivalents and short-term investments and restricted cash balance includes $1 and $1 of restricted cash as of December 31, 2023 and 2022, respectively, which is non-admitted and not included in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

See notes to statutory financial statements.	Continued

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Statutory Statements of Cash Flows

Years Ended December 31, 2023, 2022 and 2021

(In Thousands)

The Statutory Statement of Cash Flows excludes the following non-cash transactions;

	Year Ended December 31,
	2023	2022	2021
Share-based compensation expense	$—	$223	$457

Transfer of assets and liabilities under reinsurance agreements (1)	$—	$5,670,290	$—

(1) Above amount reflects reinsurance agreements entered in to with Prudential and Hannover in 2022. See Note 8 for additional details

See notes to statutory financial statements.	Concluded

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

1. Organization and Significant Accounting Policies

Empower Annuity Insurance Company of America, (the “Company” or “EAICA”) is a direct wholly-owned subsidiary of Empower Holdings, Inc., (“EHI”), a holding company. EHI is a direct wholly-owned subsidiary of Great-West Lifeco U.S. LLC (“Lifeco U.S.”) and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”), a Canadian holding company. The Company offers a wide range of retirement and investment products to individuals, businesses and other private and public organizations throughout the United States. The Company is an insurance company domiciled in the State of Colorado and is subject to regulation by the Colorado Division of Insurance (“Division”).

On August 1, 2022, in an effort to further strengthen recognition and customer alignment with the Empower brand, Great-West Life & Annuity Insurance Company changed its legal name to Empower Annuity Insurance Company of America.

The Company is authorized to engage in the sale of life insurance, accident and health insurance and annuities. It is qualified to do business in all states in the United States, except New York, and in the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands. The Company is also a licensed reinsurer in New York.

Effective April 1, 2022, the Company completed the acquisition, via share purchase and indemnity reinsurance (“the Prudential transaction”), of the full-service retirement services business of Prudential Financial, Inc. (“Prudential”) for $1.9 billion. The transaction includes acquisition via the equity purchase of the business within Empower Annuity Insurance Company, (“EAIC”), as well as reinsurance of certain business within The Prudential Insurance Company of America (“PICA”). The Company has now assumed the economics and risks associated with the reinsured business, and the Company paid a $224 million reinsurance ceding commission. The business assumed is primarily group annuities. See Notes 7 and 8 for further discussion of the Prudential transaction.

The statutory financial statements have been prepared from the separate records maintained by the Company and may not necessarily be indicative of the conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated company.

Accounting policies and use of estimates

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the Division. The Division requires that insurance companies domiciled in the State of Colorado prepare their statutory financial statements in accordance with the National Association of Insurance Commissioners Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviations prescribed or permitted by the State of Colorado Insurance Commissioner.

The only prescribed difference that impacts the Company allows the Company to account for certain separate account products at book value instead of fair value. The Division has not permitted the Company to adopt any accounting practices that have an impact on the Company’s statutory financial statements as compared to NAIC SAP or the Division’s prescribed accounting practices. There is no impact to either capital and surplus or net income as a result of the prescribed accounting practice.

Statutory accounting principles vary in some respects from accounting principles generally accepted in the United States of America (“GAAP”). The more significant of these differences are as follows:

•

Bonds, including loan-backed and structured securities (collectively referred to as “bonds”), are carried at statutory adjusted carrying value in accordance with the National Association of Insurance Commissioners (“NAIC”) designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the structured securities ratings methodology, or (c) for perpetual bonds that do not possess an effective call option, is carried at fair value regardless of NAIC designation. Under GAAP, bonds are carried at amortized cost for securities classified as held-to-maturity and fair value for securities classified as available-for-sale and held-for-trading.

•

Redeemable preferred stocks are carried at statutory carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the redeemable preferred stock is designated a four to six, in which case it is reported at the lower of amortized cost or fair value. Under GAAP, redeemable preferred stocks are carried at amortized cost for securities classified as held-to-maturity and fair value for securities classified as available-for-sale and held-for-trading.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

•

Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Under GAAP, short-term investments include securities purchased with investment intent and with remaining maturities, at the time of acquisition, of one year or less.

•

As prescribed by the NAIC, the asset valuation reserve (“AVR”) is computed in accordance with a prescribed formula and represents a provision for possible non-interest related fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to unassigned surplus. This type of reserve is not necessary or required under GAAP.

•

As prescribed by the NAIC, the interest maintenance reserve (“IMR”) consists of net accumulated unamortized realized capital gains and losses, net of income taxes, on sales or interest related impairments of bonds and derivative investments attributable to changes in the general level of interest rates. Such gains or losses are initially deferred and then amortized into income over the remaining period to maturity, based on groupings of individual securities sold in five-year bands. An IMR asset is designated as an admitted asset for net negative (disallowed) IMR up to 10% of adjusted capital and surplus, and is recorded as an increase to capital and surplus. An IMR asset is designated as a non-admitted asset for net negative (disallowed) IMR above this threshold and is recorded as a reduction to capital and surplus. Under GAAP, realized gains and losses are recognized in income in the period in which a security is sold.

•

As prescribed by the NAIC, an other-than-temporary impairment (“OTTI”) is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Under GAAP, if either (a) management has the intent to sell a bond investment or (b) it is more likely than not the Company will be required to sell a bond investment before its anticipated recovery, a charge is recorded in net realized investment losses equal to the difference between the fair value and cost or amortized cost basis of the security. If management does not intend to sell the security and it is not more likely than not the Company will be required to sell the bond investment before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the bond investment prior to impairment) is less than the amortized cost basis of the bond investment (referred to as the credit loss portion), an OTTI is considered to have occurred.

Under GAAP, total OTTI is bifurcated into two components: the amount related to the credit loss, which is recognized in current period earnings through realized capital losses; and the amount attributed to other factors (referred to as the non- credit portion), which is recognized as a separate component in accumulated other comprehensive income (loss). As prescribed by the NAIC, non-interest related OTTI is only bifurcated on loan-backed and structured securities. Factors related to interest and other components do not have a financial statement impact and are disclosed in “Unrealized losses” in the notes to the statutory financial statements.

•

Derivatives that qualify for hedge accounting are carried at the same valuation method as the underlying hedged asset, while derivatives that do not qualify for hedge accounting are carried at fair value. Under GAAP, all derivatives, regardless of hedge accounting treatment, are recorded on the balance sheet in other assets or other liabilities at fair value. As prescribed by the NAIC, for those derivatives which qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded consistently with how the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction are recorded. Under GAAP, if the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in accumulated other comprehensive income and are recognized in the income statements when the hedged item affects earnings. Changes in fair value resulting from foreign currency translations are recorded in either AOCI or net investment income, consistent with where they are recorded on the underlying hedged asset or liability. Changes in the fair value, including changes resulting from foreign currency translations, of derivatives not eligible for hedge accounting or where hedge accounting is not elected and the over effective portion of cash flow hedges are recognized in investment gains (losses) as a component of net income in the period of the change. Realized foreign currency transactional gains and losses on derivatives subject to hedge accounting are recorded in net investment income, whereas those on derivatives not subject to hedge accounting are recorded in investment gains (losses). As prescribed by the NAIC, upon termination of a derivative that qualifies for hedge accounting, the gain or loss is recognized in income in a manner that is consistent with the hedged item. Alternatively, if the item being hedged is subject to IMR, the gain or loss on the hedging derivative is realized and is subject to IMR upon termination. Under GAAP, gains or losses on terminated contracts that are effective hedges are

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

recorded in earnings in net investment income or other comprehensive income. The gains or losses on terminated contracts where hedge accounting is not elected, or contracts that are not eligible for hedge accounting, are recorded in investment gains (losses).

•

The Company enters into dollar repurchase agreements with third party broker-dealers. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The dollar repurchase trading strategy involves the sale of securities, with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. If the assets to be repurchased are the same, or substantially the same, as the assets transferred, the transactions are accounted for as secured borrowings. Transactions that do not meet the secured borrowing requirements are accounted for as bond purchases and sales. Under GAAP, these transactions are recorded as forward settling to be announced (“TBA”) securities that are accounted for as derivative instruments, but hedge accounting is not elected as the Company does not regularly accept delivery of such securities when issued.

•

Acquisition costs, such as commissions and other costs incurred in connection with acquiring new business, are charged to operations as incurred, rather than deferred and amortized over the lives of the related contracts as under GAAP.

•

Deferred income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s statutory financial statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting principles. The change in deferred income taxes is treated as a component of the change in unassigned deficit, whereas under GAAP deferred taxes are included in the determination of net income.

•

Certain assets, including various receivables, furniture and equipment and prepaid assets, are designated as non-admitted assets and are recorded as a reduction to capital and surplus, whereas they are recorded as assets under GAAP.

•

For statutory accounting, business combinations must either create a parent-subsidiary relationship (statutory purchase) or there must be an exchange of equity with one surviving entity (statutory merger). Under GAAP, an integrated set of activities and assets that are capable of being conducted and managed for the purpose of providing economic benefits to its investors can meet the definition of a business. As such, under GAAP, certain reinsurance agreements could be accounted for as a business acquisition.

•

For statutory purchases, the excess of the cost of acquiring an entity over the Company’s share of the book value of the acquired entity is recorded as goodwill which is admissible subject to limitations and is amortized over the period in which the Company benefits economically, not to exceed ten years. For statutory mergers, no acquisition is recognized because it is accomplished without exchanging resources. As such, the recorded assets, liabilities, and surplus of the acquired company (adjusted to conform to statutory accounting principles) will be carried forward into the combined company. Under GAAP in a business combination, the excess of the cost of acquiring an entity over the acquisition-date fair value of identifiable assets acquired and liabilities assumed is allocated between goodwill, indefinite-lived intangible assets and definite-lived intangible assets. Goodwill and indefinite-lived intangible assets are not amortized and definite-lived intangible assets are amortized over their estimated useful lives under GAAP.

•

Aggregate reserves for life policies and contracts are based on statutory mortality and interest requirements and without consideration of withdrawals, which differ from reserves established under GAAP that are based on assumptions using Company experience for mortality, interest, and withdrawals.

•	Surplus notes are reflected as a component of capital and surplus, whereas under GAAP they are reflected as a liability.

•

The policyholder’s share of net income on participating policies that has not been distributed to participating policyholders is included in capital and surplus in the statutory financial statements. For GAAP, these amounts are reported as a liability with a charge to net income.

•

Changes in separate account values from cash transactions are recorded as premium income and benefit expenses whereas they do not impact the statement of operations under GAAP and are presented only as increases or decreases to account balances.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

•

Benefit payments and the related decrease in policy reserves are recorded as expenses for all contracts subjecting the Company to any mortality risk. Under GAAP, such benefit payments for life and annuity contracts without significant mortality risks are recorded as direct reductions to the policy reserve liability.

•

Premium receipts and the related increase in policy reserves are recorded as revenues and expenses, respectively, for all contracts subjecting the Company to any mortality risk. Under GAAP, such premium receipts for life and annuity contracts without significant mortality risks are recorded as direct credits to the policy reserve liability.

•	Comprehensive income and its components are not presented in the statutory financial statements.

•

The Statutory Statement of Cash Flows is presented based on a prescribed format for statutory reporting. For purposes of presenting statutory cash flows, cash includes cash equivalents and short-term investments. Under GAAP, the statement of cash flows is typically presented based on the indirect method and cash excludes short-term investments.

•

For statutory accounting purposes, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves. Losses generated in certain reinsurance transaction are recognized immediately in income, with gains reported as a separate component of surplus and amortized over the remaining life of the business. As prescribed by the Division, ceded reserves are limited to the amount of direct reserves. Under GAAP, ceded future policy benefits and contract owner liabilities are reported as reinsurance recoverables. Only those reinsurance recoverable balances deemed probable of recovery are reflected as assets on the balance sheet and are stated net of allowance for uncollectible reinsurance, which are charged to earnings. Costs of reinsurance (i.e. the net cash flows which include reinsurance premiums, ceding commissions, etc.) are deferred and amortized over the remaining life of the business.

The preparation of financial statements in conformity with statutory accounting principles requires the Company’s management to make a variety of estimates and assumptions. These estimates and assumptions affect, among other things, the reported amounts of admitted assets and liabilities, the disclosure of contingent liabilities and the reported amounts of revenues and expenses. Significant estimates are required to account for items and matters such as, but not limited to, the valuation of investments and derivatives in the absence of quoted market values, impairment of investments and derivatives, valuation of policy benefit liabilities and the valuation of deferred tax assets. Actual results could differ from those estimates.

Significant statutory accounting policies

Investments

Investments are reported as follows:

•	In accordance with the NAIC SAP, the adjusted carrying value amounts of certain assets are gross of non-admitted assets.

•

Bonds are carried at statutory adjusted carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the structured securities ratings methodology, or (c) for perpetual bonds that do not possess or no longer possess an effective call option, is carried at fair value regardless of NAIC designation. The Company recognizes the acquisition of its public bonds on a trade date basis and its private placement investments on a funding date basis. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value. Make-whole call provisions, which allow the bond to be called at any time, are not considered in determining the timeframe for amortizing the premium or discount unless the Company has information indicating the issuer is expected to invoke the make-whole call provision.

•

Premiums and discounts are recognized as a component of net investment income using the effective interest method. Realized gains and losses not subject to IMR, including those from foreign currency translations, are included in net realized capital gains (losses).

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

•

The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset- backed securities) is dependent upon market conditions, which may result in prepayments and changes in amounts to be earned. Prepayments on all mortgage-backed and asset-backed securities are monitored monthly, and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments. Prepayment assumptions are based on the average of recent historical prepayments and are obtained from broker/dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method.

•

Mortgage loans consist primarily of domestic commercial collateralized loans and are carried at their unpaid principal balances adjusted for any unamortized premiums or discounts, allowances for credit losses, and foreign currency translations. Interest income is accrued on the unpaid principal balance for all loans, except for loans on non-accrual status. Premiums and discounts are amortized to net investment income using the effective interest method. Nonrefundable prepayment penalty and origination fees are recognized in net investment income upon receipt.

The Company actively manages its mortgage loan portfolio by completing ongoing comprehensive analysis of factors such as debt service coverage ratios, loan-to-value ratios, payment status, default or legal status, annual collateral property evaluations and general market conditions. On a quarterly basis, the Company reviews the above primary credit quality indicators in its internal risk assessment of loan impairment and credit loss. Management’s risk assessment process is subjective and includes the categorization of all loans, based on the above mentioned credit quality indicators, into one of the following categories:

•	Performing - generally indicates the loan has standard market risk and is within its original underwriting guidelines.
•

Non-performing - generally indicates there is a potential for loss due to the deterioration of financial/monetary default indicators or potential foreclosure. Due to the potential for loss, these loans are evaluated for impairment.

The adequacy of the Company’s allowance for credit loss is reviewed quarterly. The determination of the calculation and the adequacy of the mortgage allowance for credit loss and mortgage impairments involve judgments that incorporate qualitative and quantitative Company and industry mortgage performance data. Management’s periodic evaluation and assessment of the adequacy of the mortgage allowance for credit loss and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the fair value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience and other relevant factors. Loans included in the non-performing category and other loans with certain substandard credit quality indicators are individually reviewed to determine if a specific impairment is required. Risk is mitigated primarily through first position collateralization, guarantees, loan covenants and borrower reporting requirements. Since the Company does not originate or hold uncollateralized mortgages, loans are generally not deemed fully uncollectible. Generally, unrecoverable amounts are written off during the final stage of the foreclosure process.

Loan balances are considered past due when payment has not been received based on contractually agreed upon terms. The accrual of interest is discontinued when concerns exist regarding the realization of loan principal or interest. The Company resumes interest accrual on loans when a loan returns to current status or under new terms when loans are restructured or modified.

On a quarterly basis, any loans with terms that were modified during that period are reviewed to determine if the loan modifications constitute a troubled debt restructuring (“TDR”). In evaluating whether a loan modification constitutes a TDR, it must be determined that the modification is a significant concession and the debtor is experiencing financial difficulties.

•

Real estate properties held for the production of income are valued at depreciated cost less encumbrances. Real estate is depreciated on a straight-line basis over the estimated life of the building or term of the lease for tenant improvements.

•

Real estate properties occupied by the Company are carried at depreciated cost less encumbrances unless the carrying amount of the asset is deemed to be unrecoverable. The Company includes in both net investment income and other operating expenses an amount for rent relating to real estate properties occupied by the Company. Rent is derived from

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

consideration of the repairs, expenses, taxes, interest and depreciation incurred. The reasonableness of the amount of rent recorded is verified by comparison to rent received from other like properties in the same area.

•	Properties held for sale are carried at the lower of depreciated cost or fair value less encumbrances and estimated costs to sell the property.

•

Limited partnership interests are included in other invested assets and are accounted for using net asset value per share (“NAV”) as a practical expedient to fair value. The Company uses NAV as a practical expedient on partnership interests in investment companies where it has a minority equity interest and no significant influence over the entity’s operations.

•	Residual tranches or interests in CLOs are included in other invested assets and are carried at the lower of amortized cost or fair value.

•

Redeemable preferred stocks, other than shares in Empower CLOs, are carried at statutory carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the redeemable preferred stock is designated a four to six, in which case it is reported at the lower of amortized cost or fair value. Preferred shares of Empower CLOs are reported at cost.

•

Common stocks, other than stocks of subsidiaries and stocks of the Federal Home Loan Bank (“FHLB”), are recorded at fair value based on the most recent closing price of the common stock as quoted on its exchange. Common stocks of the FHLB are reported at cost. Related party mutual funds, which are carried at fair value, are also included in common stocks. The net unrealized gain or loss on common stocks is reported as a component of surplus.

•

Investments in domestic life subsidiaries and certain other subsidiaries are carried at their statutory equity value with unrealized changes in value recorded directly in surplus. Investments in majority owned subsidiaries are generally carried at their Statutory or US GAAP equity with dividends received being recorded in investment income.

•	Contract loans are carried at their unpaid balance. Contract loans are fully collateralized by the cash surrender value of the associated insurance policy.

•

Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Cash equivalent investments include all investments whose remaining maturities, at the time of acquisition, are three months or less. Both short-term and cash equivalent investments, excluding money market mutual funds, are stated at amortized cost, which approximates fair value. Cash equivalent investments also include highly liquid money market funds that are traded in an active market and are carried at fair value.

•

The Company enters into reverse repurchase agreements with third party broker-dealers for the purpose of enhancing the total return on its investment portfolio. The repurchase trading strategy involves the purchase of securities, with a simultaneous agreement to resell similar securities at a future date at an agreed-upon price. Securities purchased under these agreements are accounted for as secured borrowings, and are reported at amortized cost in cash, cash equivalents and short-term investments.

Under these tri-party repurchase agreements, the designated custodian takes possession of the underlying collateral on the Company’s behalf, which is required to be cash or government securities. The fair value of the securities is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure. The collateral cannot be sold or repledged and has not been recorded on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

•

The Company enters into dollar repurchase agreements with third party broker-dealers. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The dollar repurchase trading strategy involves the sale of securities, with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. If the assets to be repurchased are the same, or substantially the same, as the assets transferred, the transactions are accounted for as secured borrowings. Transactions that do not meet the secured borrowing requirements are accounted for as bond purchases and sales. Proceeds of the sale are reinvested in other securities and may enhance the current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to net investment income. During the period between the sale and repurchase, the Company will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty enters bankruptcy proceedings or becomes insolvent. In such cases, the Company’s

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

right to repurchase the security may be restricted. Amounts owed to brokers under these arrangements are included as a liability in repurchase agreements. The Company discontinued the dollar repurchase agreement program in the fourth quarter of 2022.

•

The Company participates in a securities lending program in which the Company lends securities that are held as part of its general account investment portfolio to third parties. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The borrower can return and the Company can request the loaned securities be returned at any time. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest received on such securities during the loan term. Securities lending transactions are accounted for as secured borrowings. The securities on loan are included within bonds and short-term investments in the accompanying Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The securities lending agent indemnifies the Company against borrower risk, meaning that the lending agent agrees contractually to replace securities not returned due to a borrower default. The Company generally requires initial cash collateral in an amount greater than or equal to 102% of the fair value of domestic securities loaned, and 105% of foreign securities loaned. Such collateral is used to replace the securities loaned in event of default by the borrower. Some cash collateral is reinvested in money market funds or short-term repurchase agreements which are also collateralized by U.S. Government or U.S. Government Agency securities. Reinvested cash collateral is reported in securities lending reinvested collateral assets, with a corresponding liability in payable for securities lending collateral. Collateral that cannot be sold or repledged is excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

•

Surplus notes, which are recorded in other invested assets, are carried at statutory carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the surplus note is unrated or has a NAIC designation of three to six, in which case it is reported at the lower of amortized cost or fair value.

•

The Company’s OTTI accounting policy requires that a decline in the value of a bond below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. An OTTI is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Management considers a wide range of factors, as described below, regarding the bond issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery. Inherent in management’s evaluation of the bond are assumptions and estimates about the operations and ability to generate future cash flows. While all available information is taken into account, it is difficult to predict the ultimate recoverable amount from a distressed or impaired bond.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•	The extent to which estimated fair value is below cost;
•	Whether the decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area;
•	The length of time for which the estimated fair value has been below cost;
•	Downgrade of a bond investment by a credit rating agency;
•	Deterioration of the financial condition of the issuer;
•	The payment structure of the bond investment and the likelihood of the issuer being able to make payments in the future; and
•	Whether dividends have been reduced or eliminated or scheduled interest payments have not been made.

For loan-backed and structured securities, if management does not intend to sell the bond and has the intent and ability to hold the bond until recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the bond prior to impairment) is less than the amortized cost basis of the bond (referred to as the non-interest loss portion), an OTTI is considered to have occurred. In this instance, total OTTI is bifurcated into two components: the amount related to the non-interest loss is recognized in current period earnings through

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

realized capital gains (losses); and the amount attributed to other factors does not have any financial impact and is disclosed only in the notes to the statutory financial statements. The calculation of expected cash flows utilized during the impairment evaluation process are determined using judgment and the best information available to the Company including default rates, credit ratings, collateral characteristics and current levels of subordination.

For bonds not backed by other loans or assets, if management does not intend to sell the bond and has the intent and ability to hold but does not expect to recover the entire cost basis, an OTTI is considered to have occurred. A charge is recorded in net realized capital gains (losses) equal to the difference between the fair value and cost or amortized cost basis of the bond. After the recognition of an OTTI, the bond is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in net income. The difference between the new amortized cost basis and the expected future cash flows is accreted into net investment income. The Company continues to estimate the present value of cash flows expected to be collected over the life of the bond.

Fair value

Certain assets and liabilities are recorded at fair value on the Company’s Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company categorizes its assets and liabilities measured at fair value into a three level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company’s assets and liabilities have been categorized based upon the following fair value hierarchy:

•

Level 1 inputs which are utilized for general and separate account assets and liabilities, utilize observable, quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date. Financial assets utilizing Level 1 inputs include certain mutual funds.

•

Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs, which are utilized for general and separate account assets and liabilities, include quoted prices for similar assets and liabilities in active markets and inputs, other than quoted prices, that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. The fair values for some Level 2 securities are obtained from pricing services. The inputs used by the pricing services are reviewed at least quarterly or when the pricing vendor issues updates to its pricing methodology. For general and separate account assets and liabilities, inputs include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Additional inputs utilized for assets and liabilities classified as Level 2 are:

○	Derivative instruments - trading activity, swap curves, credit spreads, currency volatility, net present value of cash flows and news sources.

○

Separate account assets and liabilities - various index data and news sources, amortized cost (which approximates fair value), trading activity, swap curves, credit spreads, recovery rates, restructuring, net present value of cash flows and quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•

Level 3 inputs are unobservable and include situations where there is little, if any, market activity for the asset or liability. In general, the prices of Level 3 securities are obtained from single broker quotes and internal pricing models. If the broker’s inputs are largely unobservable, the valuation is classified as a Level 3. Broker quotes are validated through an internal analyst review process, which includes validation through known market conditions and other relevant data, as noted below. Internal models are usually cash flow based utilizing characteristics of the underlying collateral of the security such as default rate and other relevant data.

Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The fair value of certain investments in the separate accounts and limited partnerships are estimated using net asset value per share as a practical expedient and are excluded from the fair value hierarchy levels in Note 5. These net asset values are based on the fair value of the underlying investments, less liabilities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.

Overall, transfers between levels are attributable to a change in the observability of inputs. Assets and liabilities are transferred to a lower level in the hierarchy when a significant input cannot be corroborated with market observable data. This may occur when market activity decreases and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred to a higher level in the hierarchy when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity including recent trades, a specific event, or one or more significant input(s) becoming observable.

In some instances, securities are priced using external broker quotes. In most cases, when broker quotes are used as pricing inputs, more than one broker quote is obtained. External broker quotes are reviewed internally by comparing the quotes to similar securities in the public market and/or to vendor pricing, if available. Additionally, external broker quotes are compared to market reported trade activity to ascertain whether the price is reasonable, reflective of the current market prices, and takes into account the characteristics of the Company’s securities.

Derivative financial instruments

The Company enters into derivative transactions which include the use of interest rate swaps, interest rate swaptions, interest rate floor and equity options, cross-currency swaps, foreign currency forwards, U.S. government treasury futures contracts, futures on equity indices and interest rate swap futures. The Company uses these derivative instruments to manage various risks, including interest rate and foreign currency exchange rate risk associated with its invested assets and liabilities. Derivative instruments are not used for speculative reasons. Certain of the Company’s over-the-counter (“OTC”) derivatives are cleared and settled through a central clearing counterparty while others are bilateral contracts between the Company and a counterparty.

Derivatives are reported as other invested assets or other liabilities. Although some derivatives are executed under a master netting arrangement, the Company does not offset in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus the carrying value of those derivative instruments and the related cash collateral or net derivative receivables and payables executed with the same counterparty under the same master netting arrangement. Derivatives that qualify for hedge accounting treatment are valued using the valuation method (either amortized cost or fair value) consistent with the underlying hedged asset or liability. At inception of a derivative transaction, the hedge relationship and risk management objective is documented and the designation of the derivative is determined based on specific criteria of the transaction. Derivatives where hedge accounting is either not elected or that are not eligible for hedge accounting are stated at fair value with changes in fair value recognized in unassigned surplus in the period of change. Investment gains and losses generally result from the termination of derivative contracts prior to expiration and are generally recognized in net income and may be subject to IMR.

The Company uses derivative financial instruments for risk management purposes associated with certain invested assets and policy liabilities. Derivatives are used to (a) hedge the economic effects of interest rate and stock market movements on the Company’s guaranteed lifetime withdrawal benefit (“GLWB”) liability, (b) hedge the economic effect of a large increase in interest rates on the Company’s general account life insurance, group pension liabilities and certain separate account life insurance liabilities, (c) hedge the economic risks of other transactions such as future asset acquisitions or dispositions, the timing of liability pricing, currency risks on non-U.S. dollar denominated assets, and (d) convert floating rate assets or debt obligations to fixed rate assets or debt obligations for asset/liability management purposes.

The Company controls the credit risk of its derivative contracts through credit approvals, limits, monitoring procedures and in many cases, requiring collateral. The Company’s exposure is limited to the portion of the fair value of derivative instruments that exceeds the value of the collateral held and not to the notional or contractual amounts of the derivatives.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Derivatives in a net asset position may have cash or securities pledged as collateral to the Company in accordance with the collateral support agreements with the counterparty. This collateral is held in a custodial account for the benefit of the Company. Unrestricted cash collateral is included in other assets and the obligation to return it is included in other liabilities. The cash collateral is reinvested in a money market fund. Securities pledged to the Company generally consist of U.S. government agency securities and are not recorded on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

Cash collateral pledged by the Company is included in other assets.

The Company may purchase a financial instrument that contains a derivative embedded in the financial instrument. Contracts that do not in their entirety meet the definition of a derivative instrument, may contain “embedded” derivative instruments implicit or explicit terms that affect some or all of the cash flows or the value of other exchanges required by the contract in a manner similar to a derivative instrument. An embedded derivative instrument shall not be separated from the host contract and accounted for separately as a derivative instrument.

Funds held or deposited with reinsured companies

Funds held by reinsurers are receivables from ceding entities. Interest earned on the funds withheld receivable are included as a component of miscellaneous income.

Goodwill

Goodwill, resulting from acquisitions of subsidiaries that are reported in common stock and other invested assets, is amortized to unrealized capital gains/(losses) over the period in which the Company benefits economically, not to exceed ten years. Goodwill resulting from assumption reinsurance is reported in goodwill and is amortized to other insurance expenses over the period in which the Company benefits economically, not to exceed ten years. Admissible goodwill is limited in the aggregate to 10% of the Company’s adjusted capital and surplus. The Company tests goodwill for impairment annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. If the carrying value of goodwill exceeds its fair value, the excess is recognized as impairment and recorded as a realized loss in the period in which the impairment is identified. There were no impairments of goodwill recognized during the years ended December 31, 2023, 2022 and 2021.

Reinsurance

Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts and are consistent with the risks assumed. Life contract premiums and benefits ceded to other companies have been reported as a reduction of the premium revenue and benefit expense. Life contract premiums and benefits assumed from other companies have been reported as an increase in premium revenue and benefit expense. Invested assets and reserves ceded or assumed on deposit type contracts are accounted for using deposit accounting. The Company establishes a receivable for amounts due from reinsurers for claims paid and other amounts recoverable under the terms of the reinsurance contract.

Cash value of company owned life insurance

The Company is the owner and beneficiary of life insurance policies which are included in Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus at their cash surrender values. At December 31, 2023, the investments underlying variable life insurance policies utilize various fund structures, with underlying investment characteristics of 26% equity, 36% fixed income, 17% cash and short terms, and 21% other. At December 31, 2022, the investments underlying variable life insurance policies utilize various fund structures, with underlying investment characteristics of 25% equity, 38% fixed income, 24% cash and short terms, 1% real estate and 12% other.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Net investment income

Interest income from bonds is recognized when earned. Interest income on contract loans is recognized in net investment income at the contract interest rate when earned. All investment income due and accrued with amounts that are deemed uncollectible or that are over 90 days past due, including mortgage loans in default (“in process of foreclosure”), is not included in investment income. Amounts over 90 days past due are non-admitted assets and are recorded as a reduction to unassigned surplus. Real estate due and accrued income is excluded from net investment income if its collection is uncertain.

Net realized capital gains (losses)

Realized capital gains and losses are reported as a component of net income and are determined on a specific identification basis. Interest-related gains and losses are primarily subject to IMR, while non-interest related gains and losses are primarily subject to AVR. Realized capital gains and losses also result from the termination of derivative contracts prior to expiration and may be subject to IMR.

Policy reserves

Life insurance and annuity policy reserves with life contingencies are computed on the basis of statutory mortality and interest requirements and without consideration for withdrawals. Annuity contract reserves without life contingencies are computed on the basis of statutory interest requirements.

Policy reserves for life insurance are valued in accordance with the provision of applicable statutory regulations. Life insurance reserves are determined principally using the Commissioner’s Reserve Valuation Method, using the statutory mortality and interest requirements, without consideration for withdrawals. Some policies contain a surrender value in excess of the reserve as legally computed. This excess is calculated and recorded on a policy-by-policy basis.

Premium stabilization reserves are calculated for certain policies to reflect the Company’s estimate of experience refunds and interest accumulations on these policies. The reserves are invested by the Company. The income earned on these investments is accumulated in this reserve and is used to mitigate future premium rate increases for such policies.

Policy reserves ceded to other insurance companies are recorded as a reduction of the reserve liabilities. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policy and contract claims include provisions for reported life, accident and health claims in process of settlement, valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred but not reported based primarily on prior experience of the Company. As such, amounts are estimates, and the ultimate liability may differ from the amount recorded. Any changes in estimates will be reflected in the results of operations when additional information becomes known.

The liabilities for health claim reserves are determined using historical run-out rates, expected loss ratios and statistical analysis. The Company provides for significant claim volatility in areas where experience has fluctuated. The liabilities represent estimates of the ultimate net cost of all reported and unreported claims which are unpaid at year-end. Those estimates are subject to considerable variability in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Liability reserves for variable annuities with guarantees and universal life without secondary guarantees are valued in accordance with Principle-Based Reserving (“PBR”) methods, outlined in NAIC Valuation Manual Sections 20 and 21. PBR utilizes stochastic models to calculate levels of reserves to cover future benefits that would occur during possible poor future economic conditions. Reserve estimates are determined using both company experience and prescribed assumptions, with the final liability reserve being the greatest of the two estimates and floored at the aggregate surrender value.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Premium, fee income and expenses

Life insurance premiums are recognized when due. Annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Life and accident and health insurance premiums received in advance are recorded as a liability and recognized as income when the premiums become earned. Fees from assets under management, assets under administration, shareholder servicing, mortality and expense risk charges, administration and record-keeping services and investment advisory services are recognized when earned in fee income or other income. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Income taxes

The Company is included in the consolidated federal income tax return of Lifeco U.S. The federal income tax expense reported in the Statutory Statements of Operations represent income taxes provided on income that is currently taxable, excluding tax on net realized capital gains and losses. A net deferred tax asset is included in the Statutory Statement of Admitted Assets, Liabilities, Capital and Surplus which is recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s statutory financial statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting principles. The change in deferred income taxes is treated as a component of the change in unassigned deficit.

2. Recently Adopted Accounting Pronouncements

In 2023, the Statutory Accounting Principles Working Group (“SAPWG”) adopted as final, a new concept Issue Paper No. 167 – Derivatives and Hedging. This issue paper details the historical actions of the authoritative guidance resulting in new SAP concepts within SSAP No. 86 – Derivatives related to a) hedge documentation and initial assessment efficiencies, b) hedge effectiveness and measurement methods for excluded components and c) portfolio layer method and partial term hedging. As the statutory accounting guidance has already been adopted, the issue paper adoption is for historical documentation and does not change authoritative guidance. The adoption of this concept in March 2023 did not have a material effect on the Company’s financial statements.

In 2023, the SAPWG adopted as final, a new concept INT 23-01: Net Negative (Disallowed) Interest Maintenance Reserve. This interpretation provides optional, limited-time guidance, which allows the admittance of net negative (disallowed) interest maintenance reserve (IMR) up to 10% of adjusted capital and surplus. It will be effective until December 31, 2025, and automatically nullified on January 1, 2026, but the effective date can be adjusted (e.g., nullified earlier or extended). The Company adopted this guidance in August 2023 and the admitted net negative (disallowed) IMR is reflected within other assets on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

In 2023, the SAPWG adopted as final, a new concept 2019-21 Bond Definition. This adoption revises SSAP No. 26R – Bonds and SSAP No. 43R – Loan-Backed and Structured Securities for the principles-based bond definition, the accounting for bonds (issuer credit obligations and asset-backed securities), as well as revisions to various SSAPs that have been updated to reflect the revised definition and/or SSAP references. This concept was adopted in August 2023 with a January 1, 2025 effective date. The Company is currently evaluating the effects on its financial statements and footnote disclosures of the future implementation of the concept.

In 2023, the SAPWG adopted as final, a new concept 2023-17: Short-Term Investments under SSAP No. 2R – Cash, Cash Equivalents, Drafts, and Short-Term investments. This issue paper further restricts the investments that are permitted for cash equivalent and short-term investment reporting. The revisions also exclude all Schedule BA: Other Long-Term Investments and mortgage loans. The Company adopted this concept in December 2023 with a January 1, 2025 effective date, to coincide with the bond project noted above. The Company is currently evaluating the effects on its financial statements and footnote disclosures of the future implementation of the concept.

In 2020, Statutory Accounting Principles Working Group (“SAPWG”) adopted a revised SSAP 32R, Preferred Stock, and a corresponding Issue Paper No. 164, Preferred Stock. The revised SSAP improves the definition of preferred stock, revises the measurement guidance based on the type and terms of preferred stock held, and clarifies the impairment and dividend recognition guidance. The standard was adopted with an effective date of January 1, 2021. The adoption of this standard did not have a material effect on the Company’s financial statements.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

In 2021, the SAPWG adopted revisions to SSAP No. 26R, Bonds. The SSAP revisions clarify that perpetual bonds are within scope of SSAP No. 26R. Those with an effective call option shall be amortized under the yield-to-worst concept, and those that do not possess, or no longer possess, a call feature shall be reported at fair value. Additional revisions expand current called bond disclosures to include bonds terminated through a tender offer. The revisions were adopted with an effective date of January 1, 2021. The adoption of these revisions did not have a material effect on the Company’s financial statements.

In 2022, the SAPWG adopted updated, summarized financial modeling guidance for residential mortgage-backed securities and commercial mortgage-backed securities in SSAP No. 43R – Loan-Backed and Structured Securities. This guidance continues to refer users to the detailed financial modeling guidance in the Purposes and Procedures Manual of the Investment Analysis Office, and was adopted on April 1, 2022. The adoption of this standard did not have a material effect on the Company’s financial statements.

In 2022, the SAPWG adopted a new concept under SSAP No. 86 Derivatives. The revisions adopt elements from Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) 2017-12: Derivatives and Hedging: Targeted Improvements to Accounting for Hedging Activities for determining hedge effectiveness. The revisions also incorporate statutory-specific measurement methods for excluded components in hedging instruments. These revisions were adopted with an effective date of January 1, 2023. The adoption of this accounting pronouncement did not have a material effect on the Company’s financial statements.

In 2022, the SAPWG adopted a new concept under SSAP No. 86 Derivatives. The revisions adopt with modification derivative guidance from ASU 2017-12, Derivatives and Hedging and ASU 2022-01, Fair Value Hedging – Portfolio Layer to include guidance for the portfolio layer method and partial-term hedges. These revisions were adopted with an effective date of January 1, 2023. The adoption of this accounting pronouncement did not have a material effect on the Company’s financial statements.

3. Related Party Transactions

In the normal course of business the Company enters into agreements with related parties whereby it provides and/or receives record-keeping services, investment advisory services, and tax-related services, as well as corporate support services which include general and administrative services, information technology services, sales and service support and marketing services.

On April 1, 2022, the Company completed the acquisition of all of the voting equity interests in Prudential Retirement Insurance and Annuity Company as part of the acquisition of Prudential’s Full Service retirement business. This transaction was accounted for as a statutory acquisition. On August 2, 2022, it was announced that the entity was renamed to Empower Annuity Insurance Company (“EAIC”). Additionally, on April 1, 2022, the Company completed the acquisition, via indemnity reinsurance, of the retirement services business of Prudential Insurance Company of America (“PICA”). As a result of the acquisitions, EAICA made the following changes:

•	All employees of PICA acquired by EAICA were transferred to Empower.

•	Substantially all vendor contracts were assigned to Empower.

The Company’s separate accounts invest in shares of Empower Funds, Inc., and Putnam Funds, which are affiliates of the Company and shares of other non-affiliated mutual funds and government and corporate bonds. The Company’s separate accounts include mutual funds or other investment options that purchase guaranteed interest annuity contracts issued by the Company. During the years ended December 31, 2023, 2022 and 2021, these purchases totaled $334,812, $108,285 and $232,833 respectively. As the general account investment contracts are also included in the separate account balances in the accompanying statutory statements of admitted assets, liabilities, capital and surplus, the Company has included the separate account assets and liabilities of $173,142 and $211,670 at December 31, 2023 and 2022, respectively, which is also included in the assets and liabilities of the general account at those dates.

During June of 2018, the Company invested $35,000 to fund the initial creation of five mutual funds offered by its subsidiary, Empower Capital Management LLC, (“ECM”). When the funds met certain targets for customer investment, the Company began redeeming its interests. The remaining investments were $26 and $22 at December 31, 2023 and 2022, respectively.

During the years ended December 31, 2023 and 2022, the Company contributed $200,273 and $187,948 to partnership funds controlled by Great-West Lifeco, Inc., respectively. The total invested amount in these partnerships as of December 31, 2023 was $94,544. The remaining Company commitments for these partnership funds through subsequent years total $761,793 (Refer to Note 18 for additional details).

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following table summarizes amounts due from parent and affiliates:

			December 31,

Related party	Indebtedness	Due date	2023	2022

Empower(1)	On account	On demand	$351,723	$172,841

Great-West South Carolina (“GWSC”)(1)	On account	On demand	25,881	13,869

ELAINY(1)	On account	On demand	—	10,773

ETC(1)	On account	On demand	264	10,251

CLAC(2)	On account	On demand	19,723	9,631

EAG(1)	On account	On demand	—	8,000

EFSI (1)	On account	On demand	4,671	5,853

EAIC(1)	On account	On demand	—	3,476

EPS(1)	On account	On demand	25	24

ECM(1)	On account	On demand	20,200	—

Empower Personal Wealth, LLC (“EPW”)(1)	On account	On demand	988	—

Other related party receivables	On account	On demand	315	20

Total			$423,790	$234,738

(1) A wholly-owned subsidiary of EAICA

(2) An indirect wholly-owned subsidiary of Lifeco

The following table summarizes amounts due to parent and affiliates:

			December 31,

Related party	Indebtedness	Due date	2023	2022

ECM(1)	On account	On demand	$1,410	$6,184

EAG(1)	On account	On demand	2	—

ELAINY(1)	On account	On demand	12,764	—

EAIC(1)	On account	On demand	105,294	—

Other related party payables	On account	On demand	1,340	497

Total			$120,810	$6,681

(1) A wholly-owned subsidiary of EAICA

Included in current federal income taxes owed at December 31, 2023 is $51,453 of income tax payable to Lifeco U.S. related to the consolidated income tax return filed by Lifeco U.S. Included in prior federal income taxes recoverable at December 31, 2022 is $19,519 of income tax receivable from Lifeco U.S. related to the consolidated income tax return filed by Lifeco U.S.

The Company received cash payments of $22,170, $19,004 and $13,470 from its subsidiary, GWSC, in 2023, 2022 and 2021 respectively, under the terms of its tax sharing agreement. During the years ended December 31, 2023, 2022 and 2021, the Company received interest income of $1,363, $1,841 and $1,326 respectively, from GWSC relating to the tax sharing agreement.

During the year ended December 31, 2023, the Company received dividends of $529,364 from its subsidiaries, the largest being $419,631 from EAIC. During the year ended December 31, 2022, the Company received dividends of $222,600 from its subsidiaries, the largest being $120,000 from Empower. During the year ended December 31, 2021, the Company received dividends of $151,075 from its subsidiaries, the largest being $96,675 from Empower.

During the years ended December 31, 2023 and 2022, the Company paid cash dividends to EHI in the amounts of $350,000 and $231,000 respectively.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

For the year ended December 31, 2022, the Prudential transaction resulted in an additional amount of $18,614 which was determined to be owed to the Company from ELAINY and is related to reinsurance trust activity associated with PICA. This amount was included within the Other Assets in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

The Company and ELAINY have an agreement whereby the Company has committed to provide ELAINY financial support related to the maintenance of adequate regulatory surplus and liquidity.

4. Summary of Invested Assets

Investments in bonds consist of the following:

	December 31, 2023
	Book/adjusted carrying value	Fair value greater than book/adjusted carrying value	Fair value less than book/adjusted carrying value	Fair value

U.S. government	$92,408	$1,282	$744	$92,946

All other governments	164,811	795	15,723	149,883

U.S. states, territories and possessions	272,743	7,085	3,051	276,777

Political subdivisions of states and territories	28,471	114	1,638	26,947

Special revenue and special assessments	363,841	1,058	24,641	340,258

Industrial and miscellaneous	19,756,280	34,892	2,129,647	17,661,525

Parent, subsidiaries and affiliates	558	—	—	558

Hybrid securities	66,720	844	1,626	65,938

Loan-backed and structured securities	5,845,903	6,293	402,867	5,449,329

Total bonds	$26,591,735	$52,363	$2,579,937	$24,064,161

	December 31, 2022
	Book/adjusted carrying value	Fair value greater than book/adjusted carrying value	Fair value less than book/adjusted carrying value	Fair value

U.S. government	$42,956	$253	$1,171	$42,038

All other governments	165,140	217	19,482	145,875

U.S. states, territories and possessions	343,827	7,972	6,685	345,114

Political subdivisions of states and territories	35,969	112	2,510	33,571

Special revenue and special assessments	432,065	791	32,697	400,159

Industrial and miscellaneous	21,774,565	14,230	2,987,352	18,801,443

Parent, subsidiaries and affiliates	1,654	—	—	1,654

Hybrid securities	126,575	—	12,432	114,143

Loan-backed and structured securities	6,945,926	4,935	632,936	6,317,925

Total bonds	$29,868,677	$28,510	$3,695,265	$26,201,922

The book/adjusted carrying value and estimated fair value of bonds and assets receiving bond treatment, based on estimated cash flows, are shown in the table below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	December 31, 2023
	Book/adjusted carrying value	Fair value

Due in one year or less	$1,845,132	$1,819,789

Due after one year through five years	8,185,988	7,794,236

Due after five years through ten years	7,763,376	6,789,168

Due after ten years	3,585,994	2,846,543

Loan-backed and structured securities	5,845,903	5,449,329

Total bonds	$27,226,393	$24,699,065

Loan-backed and structured securities include those issued by U.S. government and U.S. agencies.

The following table summarizes information regarding the sales of securities:

	Years ended December 31,
	2023	2022	2021

Consideration from sales	$3,556,834	$17,782,699	$16,279,609

Gross realized gains from sales	6,466	53,961	67,784

Gross realized losses from sales	172,254	281,028	128,841

Unrealized losses on bonds and preferred stock

The following tables summarize gross unrealized investment losses (amount by which amortized cost exceeds fair value and inclusive of foreign exchange related unrealized losses recorded to surplus) by class of investment:

	December 31, 2023
	Less than twelve months		Twelve months or longer		Total
Bonds:	Fair value	Unrealized loss	Fair value	Unrealized loss	Fair value	Unrealized loss

U.S. government	$—	$—	$26,104	$744	$26,104	$744

All other governments	795	37	133,685	15,686	134,480	15,723

U.S. states, territories and possessions	13,016	48	106,245	3,003	119,261	3,051

Political subdivisions of states and territories	—	—	11,832	1,638	11,832	1,638

Special revenue and special assessments	3,829	445	258,556	23,822	262,385	24,267

Industrial and miscellaneous	208,321	6,098	16,199,386	2,386,721	16,407,707	2,392,819

Hybrid securities	12,568	95	24,438	4,908	37,006	5,003

Loan-backed and structured securities	171,746	12,023	4,892,509	401,639	5,064,255	413,662

Total bonds	$410,275	$18,746	$21,652,755	$2,838,161	$22,063,030	$2,856,907

Preferred stock	$—	$—	$74,751	$5,530	$74,751	$5,530

Total number of securities in an unrealized loss position		118		4,029		4,147

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	December 31, 2022
	Less than twelve months		Twelve months or longer		Total
Bonds:	Fair value	Unrealized loss	Fair value	Unrealized loss	Fair value	Unrealized loss

U.S. government	$37,679	$1,160	$96	$11	$37,775	$1,171

All other governments	103,357	10,217	38,864	9,265	142,221	19,482

U.S. states, territories and possessions	153,571	5,325	5,841	1,360	159,412	6,685

Political subdivisions of states and territories	6,874	1,119	6,585	1,391	13,459	2,510

Special revenue and special assessments	203,333	12,146	130,425	20,551	333,758	32,697

Industrial and miscellaneous	11,777,186	1,660,166	6,460,755	1,730,054	18,237,941	3,390,220

Hybrid securities	16,858	677	97,284	16,475	114,142	17,152

Loan-backed and structured securities	4,286,875	360,948	1,959,396	276,309	6,246,271	637,257

Total bonds	$16,585,733	$2,051,758	$8,699,246	$2,055,416	$25,284,979	$4,107,174

Preferred stock	$50,017	$4,306	$25,597	$2,327	$75,614	$6,633

Total number of securities in an unrealized loss position		2,447		2,407		4,854

Bonds and preferred stock - Total unrealized losses decreased by ($1,251,370), or (30%), from December 31, 2022 to December 31, 2023. The decrease in unrealized losses was across most asset classes and was primarily driven by higher valuations as a result of lower rates at December 31, 2023 compared to December 31, 2022.

Total unrealized losses greater than twelve months increased by $785,948 from December 31, 2022 to December 31, 2023. Industrial and miscellaneous account for 84%, or $2,386,721 of the unrealized losses greater than twelve months at December 31, 2023. The majority of these bonds continue to be designated as investment grade. Management does not have the intent to sell these assets; therefore, an OTTI was not recognized in net income.

Loan-backed and structured securities account for 14%, or $401,639, of the unrealized losses greater than twelve months at December 31, 2023. Of the $401,639 of unrealized losses over twelve months on loan-backed and structured securities, 97% or $390,694 are securities which continue to be designated as investment grade. The present value of cash flows expected to be collected is not less than amortized cost and management does not have the intent to sell these assets; therefore, an OTTI was not recognized in net income.

Loan-backed and structured securities

The Company had a concentration in loan-backed and structured securities of 14% and 16% of total invested assets at December 31, 2023 and 2022, respectively.

Derivative financial instruments

Derivative transactions are generally entered into pursuant to International Swaps and Derivatives Association (“ISDA”) Master Agreements with approved counterparties that provide for a single net payment to be made by one party to the other on a daily basis, periodic payment dates, or at the due date, expiration, or termination of the agreement.

The ISDA Master Agreements contain provisions that would allow the counterparties to require immediate settlement of all derivative instruments in a net liability position if the Company were to default on any debt obligations over a certain threshold. The aggregate fair value of derivative instruments with credit-risk-related contingent features that were in a net liability position was $14,908 and $63,264 as of December 31, 2023 and 2022, respectively. The Company had pledged collateral related to these derivatives of $53 and $29,830 as of December 31, 2023 and 2022, respectively, in the normal course of business. If the credit-risk-related contingent features were triggered on December 31, 2023 the fair value of assets that could be required to settle the derivatives in a net liability position was $14,855.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

At December 31, 2023 and 2022, the Company had pledged $53 and $29,830, respectively, of unrestricted cash collateral to counterparties in the normal course of business, while other counterparties had pledged $307,014 and $506,700 unrestricted cash and securities collateral to the Company to satisfy collateral netting arrangements, respectively.

At December 31, 2023 and 2022, the Company had pledged U.S. Treasury notes in the amount of $308 and $3,158, respectively, with a broker as collateral for futures contracts.

Types of derivative instruments and derivative strategies

Interest rate contracts

Cash flow hedges

Interest rate swap agreements are used to convert the interest rate on certain debt securities and debt obligations from a floating rate to a fixed rate.

Not designated as hedging instruments

The Company enters into certain transactions in which derivatives are hedging an economic risk but hedge accounting is either not elected or the transactions are not eligible for hedge accounting. These derivative instruments include: exchange-traded interest rate swap futures, OTC interest rate swaptions, OTC interest rate swaps, treasury interest rate futures, and interest rate floors. Certain of the Company’s OTC derivatives are cleared and settled through a central clearing counterparty while others are bilateral contracts between the Company and a counterparty.

The derivative instruments mentioned above are economic hedges and used to manage risk. These transactions are used to offset changes in liabilities including those in variable annuity products, hedge the economic effect of a large increase in interest rates, manage the potential variability in future interest payments due to a change in credited interest rates and the related change in cash flows due to increased surrenders, and manage interest rate risks of forecasted acquisitions of bonds and forecasted liability pricing.

Foreign currency contracts

Cross-currency swaps and foreign currency forwards are used to manage the foreign currency exchange rate risk associated with investments denominated in other than U.S. dollars. The Company uses cross-currency swaps to convert interest and principal payments on foreign denominated debt instruments into U.S. dollars. Cross-currency swaps may be designated as cash flow hedges; however, some are not eligible for hedge accounting. The Company uses foreign currency forwards to reduce the risk of foreign currency exchange rate changes on proceeds received on sales of foreign denominated debt instruments; however, hedge accounting is not elected.

Equity contracts

The Company uses futures and options on equity indices to offset changes in GLWB liabilities; however, they are not eligible for hedge accounting.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following tables summarize derivative financial instruments:

	December 31, 2023
	Notional amount	Net book/ adjusted carrying value (1)	Fair value

Hedge designation/derivative type:

Derivatives designated as hedges:

Cash flow hedges:

Interest rate swaps	$13,300	$—	$774

Cross-currency swaps	2,603,665	150,104	209,048

Total cash flow hedges	2,616,965	150,104	209,822

Derivatives not designated as hedges:

Interest rate swaps	50,980	335	335

Futures on equity indices	857	308	5

Cross-currency swaps	584,947	81,385	81,385

Foreign currency forwards	88,620	(2,336)	(2,336)

Total derivatives not designated as hedges	725,404	79,692	79,389

Total cash flow hedges, and derivatives not designated as hedges	$3,342,369	$229,796	$289,211

(1) The book/adjusted carrying value excludes accrued income and expense. The book/adjusted carrying value of all derivatives in an asset position is reported within other invested assets and the book/adjusted carrying value of all derivatives in a liability position is reported within other liabilities in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

	December 31, 2022
	Notional amount	Net book/ adjusted carrying value (1)	Fair value

Hedge designation/derivative type:

Derivatives designated as hedges:

Cash flow hedges:

Interest rate swaps	$18,300	$—	$1,971

Cross-currency swaps	2,826,016	279,839	399,835

Total cash flow hedges	2,844,316	279,839	401,806

Derivatives not designated as hedges:

Interest rate swaps	714,954	(25,504)	(26,656)

Futures on equity indices	40,036	2,487	242

Interest rate futures	10,800	671	(14)

Cross-currency swaps	551,359	109,353	108,941

Foreign currency forwards	61,106	(1,009)	(1,009)

Total derivatives not designated as hedges	1,378,255	85,998	81,504

Total cash flow hedges and derivatives not designated as hedges	$4,222,571	$365,837	$483,310

(1) The book/adjusted carrying value excludes accrued income and expense. The book/adjusted carrying value of all derivatives in an asset position is reported within other invested assets and the book/adjusted carrying value of all derivatives in a liability position is reported within other liabilities in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following table presents net unrealized capital gains (losses) on derivatives not designated as hedging instruments as reported in the Statutory Statements of Changes in Capital and Surplus:

	Net unrealized capital gains (losses) on derivatives recognized in surplus
	Year Ended December 31,
	2023	2022	2021

Derivatives not designated as hedging instruments:

Interest rate swaps	$19,797	$(21,543)	(7,646)

Interest rate swaptions	—	38	403

Futures on equity indices	(803)	1,055	(306)

Interest rate futures	(73)	73	(21)

Cross-currency swaps	(26,913)	45,691	11,669

Foreign currency forwards	(1,049)	(797)	20

Total	$(9,041)	$24,517	$4,119

Securities lending

Securities with a cost or amortized cost of $617,821 and $117,997, and estimated fair values of $602,090 and $102,545 were on loan under the program at December 31, 2023 and 2022, respectively.

The following table summarizes securities on loan by category:

	December 31,		December 31,
	2023		2022
	Book/adjusted carrying value	Fair value	Book/adjusted carrying value	Fair value

Hybrid securities	$4	$4	$—	$—

Industrial and miscellaneous	149,222	133,182	117,997	102,545

U.S. government	468,595	468,904	—	—

	$617,821	$602,090	$117,997	$102,545

The Company’s securities lending agreements are open agreements meaning the borrower can return and the Company can recall the loaned securities at any time.

The Company received cash of $317,362 and $107,068, and securities of $299,686 and $0 as collateral related to the securities lending program at December 31, 2023 and 2022, respectively. None of the securities are permitted to be sold or repledged and all of the cash was reinvested. This cash was reinvested into money market funds and short-term repurchase agreements which are collateralized by U.S. government or U.S. government agency securities and mature in under 30 days.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Restricted assets

The following tables summarize investments on deposit or trust accounts controlled by various state insurance departments in accordance with statutory requirements as well as other deposits and collateral pledged by the Company:

	December 31, 2023
	Gross (Admitted & Non-admitted) Restricted									Percentage
	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Non-admitted Restricted	Total Admitted Restricted	Gross (Admitted & Non-admitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Restricted Asset Category:

Collateral held under security lending arrangements	$317,362	$—	$—	$—	$317,362	$107,068	$210,294	$—	$317,362	0.43%	0.44%

FHLB capital stock	551	—	—	—	551	509	42	—	551	0.00%	0.00%

On deposit with states	4,299	—	—	—	4,299	4,213	86	—	4,299	0.01%	0.01%

On deposit with other regulatory bodies	535	—	—	—	535	503	32	—	535	0.00%	0.00%

Pledged as collateral not captured in other categories:

Futures margin deposits	308	—	2,417	—	2,725	4,960	(2,235)	—	2,725	0.00%	0.00%

Derivative cash collateral	17	—	432	—	449	30,172	(29,723)	—	449	0.00%	0.00%

Other restricted assets	1,041	—	—	—	1,041	1,088	(47)	—	1,041	0.00%	0.00%

Total Restricted Assets	$324,113	$—	$2,849	$—	$326,962	$148,513	$178,449	$—	$326,962	0.45%	0.45%

	December 31, 2022
	Gross (Admitted & Non-admitted) Restricted									Percentage
	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Non-admitted Restricted	Total Admitted Restricted	Gross (Admitted & Non-admitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Restricted Asset Category:

Collateral held under security lending arrangements	$107,068	$—	$—	$—	$107,068	$126,254	$(19,186)	$—	$107,068	0.14%	0.14%

FHLB Capital Stock	509	—	—	—	509	501	8	—	509	0.00%	0.00%

On deposit with states	4,213	—	—	—	4,213	4,246	(33)	—	4,213	0.01%	0.01%

On deposit with other regulatory bodies	503	—	—	—	503	529	(26)	—	503	0.00%	0.00%

Pledged as collateral not captured in other categories:

Futures margin deposits	3,158	—	1,802	—	4,960	3,477	1,483	—	4,960	0.02%	0.02%

Derivative cash collateral	29,830	—	342	—	30,172	11,033	19,139	—	30,172	0.04%	0.04%

Other restricted assets	1,088	—	—	—	1,088	1,132	(44)	—	1,088	0.00%	0.00%

Total Restricted Assets	$146,369	$—	$2,144	$—	$148,513	$147,172	$1,341	$—	$148,513	0.20%	0.20%

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Net investment income

The following table summarizes net investment income:

	Years Ended December 31,
	2023	2022	2021

Bonds	$1,010,128	$928,803	$747,549

Preferred stock	5,917	4,377	4,249

Common stock	52	629	964

Mortgage loans	204,415	186,997	141,323

Real estate	32,253	29,693	31,241

Contract loans	182,531	184,184	186,842

Cash, cash equivalents and short-term investments	49,548	9,763	6,249

Derivative instruments	41,131	39,585	31,105

Other invested assets	567,873	247,053	181,987

Miscellaneous	7,959	(1,564)	8,619

Gross investment income	2,101,807	1,629,520	1,340,128

Expenses	(132,606)	(110,966)	(77,391)

Net investment income	$1,969,201	$1,518,554	$1,262,737

The amount of interest incurred and charged to investment expense during the years ended December 31, 2023, 2022 and 2021 was $78,482, $74,797 and $40,395, respectively.

The following table summarizes net realized capital gains (losses) on investments net of federal income tax and interest maintenance reserve transfer:

	Year Ended December 31,
	2023	2022	2021

Net realized capital (losses) gains, before federal income tax	$ (205,215)	$(200,418)	$(55,369)

Less: Federal income tax (benefit) expense	(43,095)	(42,088)	(11,628)

Net realized capital (losses) gains, before IMR transfer	(162,120)	(158,330)	(43,741)

Net realized capital (losses) gains transferred to IMR, net of federal income tax (benefit) expense of ($36,892), ($48,369) and ($12,531), respectively	(138,784)	(181,960)	(47,140)

Net realized capital gains (losses), net of federal income tax (benefit) expense of ($6,203), $6,281 and $904, respectively, and IMR transfer	$(23,336)	$23,630	$3,399

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Interest maintenance reserve

The Company does not have any unamortized balances in IMR for allocated gains and losses from derivatives that were reported at fair value prior to the termination of the derivative. The Company’s net negative (disallowed) IMR in aggregate and allocated between the general account and insulated separate accounts is $18,992 at December 31, 2023. Of this amount, $17,477 is admitted in the general account and $1,515 is reported as an asset in the insulated separate account. The calculated adjusted capital and surplus is $3,517,345 at December 31, 2023. The admitted net negative (disallowed) IMR, including amounts admitted in the general account and recognized as an asset in the separate accounts, represents 0.54% of adjusted capital and surplus. Fixed income investments generating IMR losses comply with the Company’s documented investment or liability management policies. Any deviation was either because of a temporary and transitory timing issue or related to a specific event, such as a reinsurance transaction, that mechanically made the cause of IMR losses not reflective of reinvestment activities. IMR losses for fixed income related derivatives are all in accordance with prudent and documented risk management procedures, in accordance with the Company’s derivative use plans and reflect symmetry with historical treatment in which unrealized derivative gains were reversed to IMR and amortization in lieu of being recognized as realized gains upon derivative termination. Asset sales that were generating admitted negative IMR were not compelled by liquidity pressures (e.g., to fund significant cash outflows including, but not limited to excess withdrawals and collateral calls).

Concentrations

The Company had the following bond concentrations based on total invested assets:

	Concentration by type
	December 31,
	2023	2022

Industrial and miscellaneous	60%	64%

	Concentration by industry
	December 31,
	2023	2022

Financial services	15%	16%

Mortgage loans

The following table summarizes the recorded investment of the commercial all other mortgage loan portfolio by risk assessment category:

	December 31,
	2023	2022

Performing:

Non-Participation agreements	$3,461,108	$3,592,633

Participation agreements	2,376,432	2,540,062

Total Performing	5,837,540	6,132,695

Non-Performing:

Participation agreements	59,013	—

Total Non-Performing	59,013	—

Total recorded investment of commercial mortgage loans	$5,896,553	$6,132,695

All of the performing loans were current as of December 31, 2023 and 2022. The non-performing loans are considered impaired, with one loan in the amount of $4,844 in the process of foreclosure, and a corresponding specific provision of $17,822 was recorded due to the estimated loss anticipated to be recognized in 2024.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The maximum lending rates for commercial mortgage loans originated during the years ended December 31, 2023 and 2022 were 8.0% and 7.2%, respectively. The minimum lending rates for commercial mortgage loans originated during the years ended December 31, 2023 and 2022 were 5.3% and 2.8%, respectively.

During 2023 and 2022, the maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 53% and 71%, respectively.

The following table summarizes activity in the commercial mortgage provision allowance for the years ended December 31, 2023 and 2022:

	December 31,

	2023	2022

Beginning balance	$646	$745

Additions charged to operations - general provision	37,644	—

Additions charged to operations - specific provision	17,822	—

Recoveries of amounts previously charged off	—	(99)

Ending balance	$56,112	$646

The following tables present concentrations of the total commercial mortgage portfolio:

	Concentration by type

	December 31,

	2023	2022

Industrial	35%	33%

Multi-family	33%	36%

Office	16%	14%

Retail	10%	10%

Other	6%	7%

	100%	100%

	Concentration by geographic area

	December 31,

	2023	2022

Pacific	30%	31%

East North Central	18%	18%

South Atlantic	16%	15%

Other	10%	10%

Middle Atlantic	10%	9%

Mountain	7%	8%

West South Central	6%	6%

New England	3%	3%

	100%	100%

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

5. Fair Value Measurements

Fair value hierarchy

The following tables present information about the Company’s financial assets and liabilities carried at fair value and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value:

	Fair Value Measurements at Reporting Date
	December 31, 2023
				Net Asset Value	Total
Assets:	(Level 1)	(Level 2)	(Level 3)	(NAV)	(All Levels)

Bonds

Industrial and miscellaneous	$—	$2,348	$—	$—	$2,348

Hybrid securities	—	11,906	—	—	11,906

Preferred stock

Redeemable preferred stock	—	500	—	—	500

Common stock

Mutual funds	26	—	—	—	26

Other invested assets

Limited partnerships	—	—	—	719,547	719,547

Residual tranche	—	40,829	—	—	40,829

Derivatives

Interest rate swaps	—	2,309	—	—	2,309

Cross-currency swaps	—	81,385	—	—	81,385

Separate account assets (1)	11,474,482	9,628,887	—	825,699	21,929,068

Total assets at fair value/NAV	$11,474,508	$9,768,164	$—	$1,545,246	$22,787,918

Liabilities:

Derivatives

Interest rate swaps	$—	$1,974	$—	$—	$1,974

Foreign currency forwards	—	2,336	—	—	2,336

Separate account liabilities (1)	47,658	950,338	—	—	997,996

Total liabilities	$47,658	$954,648	$—	$—	$1,002,306

(1) Includes only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	Fair Value Measurements at Reporting Date
	December 31, 2022
				Net Asset Value	Total
Assets:	(Level 1)	(Level 2)	(Level 3)	(NAV)	(All Levels)

Bonds

Hybrid securities	$—	$15,313	$—	$—	$15,313

Common stock

Mutual funds	22	—	—	—	22

Other invested assets

Limited partnerships	—	—	—	514,208	514,208

Residual tranche	—	38,661	—	—	38,661

Industrial and miscellaneous	—	4,040	—	—	4,040

Derivatives

Interest rate swaps	—	36,872	—	—	36,872

Cross-currency swaps	—	109,386	—	—	109,386

Separate account assets (1)	11,268,706	10,772,128	—	762,841	22,803,674

Total assets at fair value/NAV	$11,268,728	$10,976,400	$—	$1,277,049	$23,522,176

Liabilities:

Derivatives

Interest rate swaps	$—	$62,376	$—	$—	$62,376

Foreign currency forwards	—	1,009	—	—	1,009

Separate account liabilities (1)	172	874,161	—	—	874,336

Total liabilities	$172	$937,546	$—	$—	$937,721

(1) Include only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following tables summarize the fair value hierarchy for all financial instruments and invested assets:

			Fair Value Measurements at Reporting Date
Type of financial instrument			December 31, 2023
Assets:	Aggregate fair value	Admitted assets and liabilities	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total (All Levels)

Bonds	$24,064,161	$26,591,735	$—	$24,063,603	$558	$—	$24,064,161

Preferred stock	76,751	82,263	—	76,751	—	—	76,751

Common stock (1)	577	577	26	551	—	—	577

Mortgage loans	5,420,327	5,840,441	—	5,420,327	—	—	5,420,327

Real estate	240,405	49,381	—	—	240,405	—	240,405

Cash, cash equivalents and short-term investments	1,648,896	1,648,651	1,013,992	634,904	—	—	1,648,896

Contract loans	3,711,737	3,711,737	—	—	3,711,737	—	3,711,737

Other long-term invested assets	799,197	807,798	—	79,650	—	719,547	799,197

Securities lending reinvested collateral assets	317,362	317,362	—	317,362	—	—	317,362

Collateral under derivative counterparty collateral agreements	185,543	185,543	185,543	—	—	—	185,543

Receivable for securities	47,064	38,683	—	47,064	—	—	47,064

Derivative instruments	304,119	248,542	5	304,114	—	—	304,119

Separate account assets	23,068,195	23,147,893	11,510,611	10,731,885	—	825,699	23,068,195

Total assets	$59,884,334	$62,670,606	$12,710,177	$41,676,211	$3,952,700	$1,545,246	$59,884,334

Liabilities:

Deposit-type contracts	$8,310,113	$9,585,838	$—	$8,310,113	$—	$—	$8,310,113

Commercial paper	99,718	99,718	—	99,718	—	—	99,718

Payable under securities lending agreements	317,362	317,362	—	317,362	—	—	317,362

Collateral under derivative counterparty collateral agreements	185,526	185,526	185,526	—	—	—	185,526

Payable for securities	21,771	21,771	—	21,771	—	—	21,771

Derivative instruments	14,908	19,053	—	14,908	—	—	14,908

Separate account liabilities	997,996	997,996	47,658	950,338	—	—	997,996

Total liabilities:	$9,947,394	$11,227,264	$233,184	$9,714,210	$—	$—	$9,947,394

(1) Per NAIC guidelines, investments accounted for under the equity method are excluded.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

			Fair Value Measurements at Reporting Date
Type of financial instrument			December 31, 2022
Assets:	Aggregate fair value	Admitted assets and liabilities	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total (All Levels)

Bonds	$26,201,923	$29,868,677	$—	$26,200,270	$1,653	$—	$26,201,923

Preferred Stock	75,614	82,247	—	75,614	—	—	75,614

Common Stock (1)	531	531	22	509	—	—	531

Mortgage loans	5,557,512	6,132,049	—	5,557,512	—	—	5,557,512

Real estate	246,852	55,057	—	—	246,852	—	246,852

Cash, cash equivalents and short-term investments	375,014	375,173	325,986	49,028	—	—	375,014

Contract loans	3,805,700	3,805,700	—	—	3,805,700	—	3,805,700

Other long-term invested assets	616,325	626,227	—	102,117	—	514,208	616,325

Securities lending reinvested collateral assets	107,068	107,068	7,312	99,756	—	—	107,068

Collateral under derivative counterparty collateral agreements	534,828	534,828	534,828	—	—	—	534,828

Receivable for securities	51,601	35,680	—	51,601	—	—	51,601

Derivative instruments	539,602	426,767	242	539,360	—	—	539,602

Separate account assets	22,803,674	22,913,246	11,268,707	10,772,127	—	762,840	22,803,674

Total assets	$60,916,244	$64,963,250	$12,137,097	$43,447,894	$4,054,205	$1,277,048	$60,916,244

Liabilities:

Deposit-type contracts	$6,328,975	$8,051,601	$—	$6,328,975	$—	$—	$6,328,975

Commercial paper	99,760	99,760	—	99,760	—	—	99,760

Payable under securities lending agreements	107,068	107,068	7,312	99,756	—	—	107,068

Collateral under derivative counterparty collateral agreements	504,590	504,590	504,590	—	—	—	504,590

Payable for securities	22,284	22,284	—	22,284	—	—	22,284

Derivative instruments	63,545	64,054	14	63,531	—	—	63,545

Separate account liabilities	874,336	874,336	172	874,164	—	—	874,336

Total liabilities	$8,000,558	$9,723,693	$512,088	$7,488,470	$—	$—	$8,000,558

(1) Per NAIC guidelines, investments accounted for under the equity method are excluded.

Bonds, preferred and common stock

The fair values for bonds, preferred and common stock are generally based upon evaluated prices from independent pricing services. In cases where these prices are not readily available, fair values are estimated by the Company. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flow models with market observable pricing inputs such as spreads, average life, and credit quality. Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.

Mortgage loans

Mortgage loan fair value estimates are generally based on discounted cash flows. A discount rate matrix is used where the discount rate valuing a specific mortgage generally corresponds to that mortgage’s remaining term and credit quality. Management believes the discount rate used is comparable to the credit, interest rate, term, servicing costs, and risks of loans similar to the portfolio loans that the Company would make today given its internal pricing strategy.

Real estate

The estimated fair value for real estate is based on the unadjusted appraised value which includes factors such as comparable property sales, property income analysis, and capitalization rates.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Cash, cash equivalents, short-term investments, collateral receivable and payable under securities lending agreements, receivable and payable for securities, and commercial paper

The amortized cost of cash, cash equivalents, short-term investments, collateral receivable and payable under securities lending agreements, receivable and payable for securities, and commercial paper is a reasonable estimate of fair value due to their short-term nature and the high credit quality of the issuers, counterparties and obligor. Cash equivalent investments also include money market funds that are valued using unadjusted quoted prices in active markets.

Contract loans

Contract loans are funds provided to contract holders in return for a claim on the contract. The funds provided are limited to the cash surrender value of the underlying contract. The nature of contract loans is to have a negligible default risk as the loans are fully collateralized by the value of the contract. Contract loans do not have a stated maturity and the balances and accrued interest are repaid either by the contract holder or with proceeds from the contract.

Other long-term invested assets

The fair values of other long-term invested assets are based on the specific asset type. Other invested assets that are held as bonds, such as surplus notes, are primarily valued the same as bonds. The fair values for residual tranches are generally based upon evaluated prices from independent pricing services.

Limited partnership interests represent the Company’s minority ownership interests in pooled investment funds. These funds employ varying investment strategies that primarily make private equity investments across diverse industries and geographical focuses. The net asset value, determined using the partnership financial statement reported capital account adjusted for other relevant information, which may impact the exit value of the investments, is used as a practical expedient to estimate fair value. Distributions by these investments are generated from investment gains, from operating income generated by the underlying investments of the funds and from liquidation of the underlying assets of the funds, of which the timing is unknown. In the absence of permitted sales of its ownership interest, the Company will be redeemed out of the partnership interests through distributions.

Collateral under derivative counterparty collateral agreements

Included in other assets is cash collateral received from or pledged to counterparties and included in other liabilities is the obligation to return the cash collateral to the counterparties. The carrying value of the collateral is a reasonable estimate of fair value.

Derivative instruments

The estimated fair values of OTC derivatives, primarily consisting of cross-currency swaps, foreign currency forwards, interest rate swaps, interest rate swaptions, U.S. government treasury futures contracts, Eurodollar futures contracts, futures on equity indices, and interest rate swap futures are the estimated amount the Company would receive or pay to terminate the agreements at the end of each reporting period, taking into consideration current interest rates and other relevant factors.

Separate account assets and liabilities

Separate account assets and liabilities primarily include investments in mutual funds, unregistered funds, most of which are not subject to redemption restrictions, bonds, and short-term securities. Mutual funds and unregistered funds are recorded at net asset value, which approximates fair value, on a daily basis. The bond and short-term investments are valued in the same manner, and using the same pricing sources and inputs as the bond and short-term investments of the Company.

Deposit-type contracts

Fair values for liabilities under deposit-type insurance contracts are estimated using discounted liability calculations, adjusted to approximate the effect of current market interest rates for the assets supporting the liabilities.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

6.  Non-Admitted Assets

The following table summarizes the Company’s non-admitted assets:

	December 31, 2023			December 31, 2022
Type	Asset	Non-admitted asset	Admitted asset	Asset	Non-admitted asset	Admitted asset

Other invested assets	$1,700,076	$461,232	$1,238,844	$1,718,980	$641,282	$1,077,698

Common stocks	1,848,986	182,167	1,666,819	2,439,929	328,345	2,111,584

Deferred income taxes	425,592	273,412	152,180	419,535	317,543	101,992

Due from parent, subsidiaries and affiliate	497,032	73,242	423,790	305,180	70,442	234,738

Other assets	760,187	9,588	750,599	1,311,031	17,045	1,293,986

Furniture, fixtures and equipment	15,074	15,074	—	9,863	9,863	—

Reinsurance recoverable	350,732	79	350,653	261,045	1,931	259,114

Other prepaid assets	3,651	3,651	—	3,063	3,063	—

Premiums deferred and uncollected	11,928	161	11,767	13,905	438	13,467

Cash, cash equivalents and short-term investments	1,648,652	1	1,648,651	375,173	—	375,173

The following table summarizes the Company’s aggregate Statement of Admitted Assets, Liabilities, Capital and Surplus values of all subsidiary, controlled and affiliated entities (“SCA”), except insurance SCA entities as follows:

	December 31, 2023			December 31, 2022
Type	Asset	Non-admitted asset	Admitted asset	Asset	Non-admitted asset	Admitted asset

Common stock	$14,114	$—	$14,114	$42,993	$2,748	$40,245

Other invested assets	605,055	461,232	143,823	630,309	641,282	(10,973)

7.  Business Combination and Goodwill

Goodwill that arises as a result of the acquisition of subsidiary limited liability companies is included in other invested assets in the accompanying Statutory Statement of Admitted Assets, Liabilities and Capital.

On August 29, 2014, the Company completed the acquisition of all of the voting equity interests in the Empower Plan Services, (“EPS”), large-market recordkeeping business. This transaction was accounted for as a statutory purchase. Goodwill of $51,098 was recorded in other invested assets, which is being amortized over 10 years. At December 31, 2023 and 2022, the Company has $0 and $0, respectively, of admitted goodwill related to this acquisition. During each of the years ended December 31, 2023, 2022 and 2021, the Company recorded $5,110, $5,110 and $5,110, respectively, of goodwill amortization related to this acquisition.

On August 17, 2020, the Company completed the acquisition of all of the voting equity interests in EPW, an industry-leading registered investment adviser and digital wealth manager. This transaction was accounted for as a statutory acquisition. Goodwill of $819,403 was recorded in other invested assets, which is being amortized over 10 years. On April 1, 2023, Personal Capital Advisors Corporation, a subsidiary of EPW, merged with Empower Advisory Group, another wholly-owned subsidiary of the Company. In conjunction with that merger, the Company reduced goodwill by $102 million through a charge to surplus. At December 31, 2023 and 2022, the Company has $0 and $0, respectively, of admitted goodwill related to this acquisition. During each of the years ended December 31, 2023, 2022 and 2021, the Company recorded $71,100, $81,940 and $81,940, respectively, of goodwill amortization related to this acquisition.

On April 1, 2022, the Company completed the acquisition of all of the voting equity interests in Empower Annuity Insurance Company, (“EAIC”) as part of the acquisition of Prudential’s full service retirement business. This transaction was accounted for as a statutory acquisition. Goodwill of $645,941 was recorded in other invested assets, which will be amortized over ten

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

years. At December 31, 2023 and 2022, the Company has $351,735 and $276,897, respectively, of admitted goodwill related to this acquisition. Goodwill amortization of $64,594 and $48,446, respectively, was recorded for the periods ended December 31, 2023 and 2022.

Purchased entity	Acquisition date	Cost of acquired entity	Original amount of admitted goodwill	Admitted goodwill as of December 31, 2023	Amount of goodwill amortized for the year ended December 31, 2023	Admitted goodwill as a % of SCA book/adjusted carrying value, gross of admitted goodwill
Empower Plan Services	August 29, 2014	$64,169	$51,098	$—	$5,110	—%
Empower Personal Wealth	August 17, 2020	854,190	819,403	—	71,100	—%
Empower Annuity Insurance Company	April 1, 2022	1,930,036	645,941	351,735	64,594	27%

8. Reinsurance

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and coinsurance contracts.

Ceded reinsurance contracts do not relieve the Company from its obligations to policyholders. The failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

The Company assumes risk from approximately 35 insurers and reinsurers by participating in yearly renewable term and coinsurance pool agreements. The Company no longer solicits new assumed reinsurance.

The Company did not have any write-offs for uncollectible reinsurance receivables during the years ended December 31, 2023, 2022 and 2021 for losses incurred, loss adjustment expenses incurred or premiums earned.

The Company does not have any uncollectible reinsurance, commutation of ceded reinsurance, or certified reinsurer downgraded of status subject to revocation.

On April 1, 2022 the Company completed the acquisition, via indemnity reinsurance, of the retirement services business of PICA. The PICA transaction impacted the following financial statement lines, excluding the non-admitted deferred tax asset:

(In millions)

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus	April 1,
2022

Admitted assets:

Cash and invested assets:

Bonds	$4,158

Mortgage loans	1,150

Cash, cash equivalents, and short-term investments	60

Total cash and invested assets	5,368

Investment income due and accrued	32

Reinsurance receivables	45

Other assets	7

Total admitted assets	$5,452

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

(In millions)

April 1,
2022

Liabilities, capital and surplus:

Liabilities:

Aggregate reserves for life policies and contracts	$5,762

Interest maintenance reserve	(103)

Other liabilities	(18)

Total liabilities	5,641

Capital and surplus:

Unassigned deficit	(189)

Total capital and surplus	(189)

Total liabilities, capital and surplus	$5,452

(In millions)

Statutory Statements of Operations	April 1,
2022
Income:

Premium income and annuity consideration	$5,694

Total income	5,694

Expenses:

Increase in aggregate reserves for life and accident and health policies and contracts	5,762

Total benefits	5,762

Commissions and expense allowances on reinsurance assumed	224

Interest maintenance reserve reinsurance activity	(103)

Total benefit and expenses	5,883

Net loss from operations before federal income taxes	$(189)

The Prudential transaction also included $1,362.6 million of separate account assets acquired under modified coinsurance. While PICA holds the respective asset and liability under the modified coinsurance agreement, the economics are assumed by the Company, as discussed in Note 11.

In August 2021, the Company was funded with $1,193.0 million of limited recourse capital notes and in March 2022, the Company additionally received $810.0 million of capital contributions from EHI to finance the Prudential transaction. In consideration for the capital contribution, the Company issued $2.6 million of common stock, and recorded the remainder as gross paid in and contributed surplus, as discussed in Note 12.

The Company and an affiliate have engaged in a modified coinsurance (“ModCo”) reinsurance agreement since 2018. The affiliate, Canada Life International Reinsurance Corporation Limited (“CLIRC”), novated the contract to Canada Life International Reinsurance (Barbados) Corporation (“CLIRBC”) and upon transfer, on December 31, 2020, increased the ceding percentage for this block of group annuity insurance policies from 40% to 90%. The Company and CLIRBC amended this agreement on December 31, 2022, which increased the ceding percentage for this block of group annuity insurance policies from 90% to 100%, increased the expense allowance rate, and increased the risk charge rate. The Company has ceded ModCo

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

reserves of $11,061,700 and $12,232,487 as of December 31, 2023 and 2022, respectively. The reinsurance agreement is unlimited in duration. However, the Company may recapture the ceded reinsurance policies at any time by sending notice to the reinsurer at least 90 days prior to the intended termination date.

The Company and an affiliate have engaged in a ModCo reinsurance agreement since 2011. The affiliate, CLIRC, novated the contract to CLIRBC on December 31, 2020. Per the terms of the agreement, the Company cedes 90% of its closed in-force block of participating life insurance policies. The Company had ceded modified coinsurance reserves of $5,865,988 as of December 31, 2021. On July 1, 2022, the Company terminated its reinsurance agreement with CLIRBC. As a result of that termination, the Company recaptured $5,835,855 of ceded premium income and annuity consideration and reserve adjustment on reinsurance ceded.

The Company and Hannover have engaged in a coinsurance with funds withheld and yearly renewable term transactions on December 31, 2022 in which the Company cedes a portion of its closed in-force block of participating whole life insurance policies and established a funds withheld payable to Hannover. The Company received a ceding commission, will receive expense allowances and is eligible for experience refunds, and will pay risk charges over time. The Company has ceded reserves of $2,942,846 and $3,021,172 as of December 31, 2023 and 2022, respectively. The reinsurance agreement has an automatic experience refund termination date of January 1, 2035. The Company may recapture the ceded reinsurance policies at any time prior to the experience refund termination date, subject to certain fees payable to Hannover. The ceding commission is accounted for in the ‘Commissions and expense allowances on reinsurance ceded’ within the Statement of Operations.

9. Aggregate Reserves

Aggregate reserves are computed in accordance with the Commissioner’s Annuity Reserve Valuation Method (“CARVM”) and the Commissioner’s Reserve Valuation Method (“CRVM”), the standard statutory reserving methodologies.

The significant assumptions used to determine the liability for future life insurance benefits are as follows:

Interest	- Life Insurance	2.25% to 6.00%

	- Annuity Funds	1% to 11.25%

	- Disability	2.50% to 6.00%

Mortality	- Life Insurance	Various valuation tables, primarily including 1941, 1958, 1980, 2001, and 2017 Commissioners Standard Ordinary (“CSO”) tables, and American Experience

- Annuity Funds

Various annuity valuation tables, primarily including the GA 1971 and 83a Individual Annuitant Mortality (“IAM”), Group Annuity Reserve (“GAR”) 94, 1951, 1971 and 1983 Group Annuity Mortality (“GAM”), Annuity 2000, Group Annuity Reserving table (“1994-GAR”), and 2012 Individual Annuity Reserving table (“2012 IAR”).

Morbidity	- Disability	1970 Intercompany DISA Group Disability Tables

The Company waives deduction of deferred fractional premiums upon the death of the insured. When surrender values exceed aggregate reserves, excess cash value reserves are held.

Policies issued at premium corresponding to ages higher than the true ages are valued at the rated-up ages. Policies providing for payment at death during certain periods of an amount less than the full amount of insurance, being policies subject to liens, are valued as if the full amount is payable without any deduction.

For policies issued with, or subsequently subject to, an extra premium payable annually, an extra reserve is held. The extra premium reserve is the unearned gross extra premium payable during the year if the policies are rated for reasons other than medical impairments. For medical impairments, the extra premium reserve is calculated as the excess of the reserve based on rated mortality over that based on standard mortality. All substandard annuities are valued at their true ages.

At December 31, 2023 and 2022, the Company had $3,541,716 and $2,467,921, respectively of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the Division.

Tabular interest, tabular interest on funds not involving life contingencies and tabular cost have been determined from the basic data for the calculation of aggregate reserves. Tabular less actual reserves released has been determined from basic data for the calculation of aggregate reserves and the actual reserves released.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The withdrawal characteristics of annuity reserves and deposit liabilities are as follows:

1.	Individual Annuities

	December 31, 2023
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross

Subject to discretionary withdrawal:

With market value adjustment	$—	$—	$—	$—	—%

At book value less current surrender charges of 5% or more	—	—	—	—	—%

At fair value	—	131,751	3,221,331	3,353,082	98.6%

Total with adjustment or at market value	—	131,751	3,221,331	3,353,082	98.6%

At book value without adjustment (minimal or no charge adjustment)	29,108	—	—	29,108	0.9%

Not subject to discretionary withdrawal	18,697	—	—	18,697	0.5%

Total gross	47,805	131,751	3,221,331	3,400,887	100.0%

Reinsurance ceded	47,379	—	—	47,379

Total, net	$426	$131,751	$3,221,331	$3,353,508

	December 31, 2022
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross

Subject to discretionary withdrawal:

With market value adjustment	$—	$—	$—	$—	—%

At book value less current surrender charges of 5% or more	—	—	—	—	—%

At fair value	—	128,603	3,192,772	3,321,375	98.3%

Total with adjustment or at market value	—	128,603	3,192,772	3,321,375	98.3%

At book value without adjustment (minimal or no charge adjustment)	30,392	—	—	30,392	0.9%

Not subject to discretionary withdrawal	26,056	—	—	26,056	0.8%

Total gross	56,448	128,603	3,192,772	3,377,823	100.0%

Reinsurance ceded	55,994	—	—	55,994

Total, net	$454	$128,603	$3,192,772	$3,321,829

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

2. Group Annuities

	December 31, 2023

	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross

Subject to discretionary withdrawal:

With market value adjustment	$25,191,286	$—	$—	$25,191,286	64.5%

At book value less current surrender charges of 5% or more	—	—	—	—	—%

At fair value	—	6,220,950	5,243,087	11,464,037	29.3%

Total with adjustment or at market value	25,191,286	6,220,950	5,243,087	36,655,323	93.8%

At book value without adjustment (minimal or no charge adjustment)	1,880,373	—	—	1,880,373	4.8%

Not subject to discretionary withdrawal	542,867	—	—	542,867	1.4%

Total gross	27,614,526	6,220,950	5,243,087	39,078,563	100.0%

Reinsurance ceded	1,123	—	—	1,123

Total, net	$27,613,403	$6,220,950	$5,243,087	$39,077,440

	December 31, 2022
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross

Subject to discretionary withdrawal:

With market value adjustment	$28,019,274	$—	$—	$28,019,274	62.6%

At book value less current surrender charges of 5% or more	205	—	—	205	—%

At fair value	—	6,557,028	5,287,580	11,844,608	26.4%

Total with adjustment or at market value	28,019,479	6,557,028	5,287,580	39,864,087	89.0%

At book value without adjustment (minimal or no charge adjustment)	4,344,917	—	—	4,344,917	9.7%

Not subject to discretionary withdrawal	578,424	—	—	578,424	1.3%

Total gross	32,942,820	6,557,028	5,287,580	44,787,428	100.0%

Reinsurance ceded	970	—	—	970

Total, net	$32,941,850	$6,557,028	$5,287,580	$44,786,458

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

3. Deposit-type Contracts

	December 31, 2023
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross

Subject to discretionary withdrawal:

With market value adjustment	$9,375,307	$—	$—	$9,375,307	97.7%

At book value less current surrender charges of 5% or more	—	—	—	—	—%

At fair value	—	—	—	—	—%

Total with adjustment or at market value	9,375,307	—	—	9,375,307	97.7%

At book value without adjustment (minimal or no charge adjustment)	169,243	—	—	169,243	1.8%

Not subject to discretionary withdrawal	48,612	—	—	48,612	0.5%

Total gross	9,593,162	—	—	9,593,162	100.0%

Reinsurance ceded	7,324	—	—	7,324

Total, net	$9,585,838	$—	$—	$9,585,838

	December 31, 2022
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross

Subject to discretionary withdrawal:

With market value adjustment	$7,718,720	$—	$—	$7,718,720	95.7%

At book value less current surrender charges of 5% or more	—	—	—	—	—%

At fair value	—	—	—	—	—%

Total with adjustment or at market value	7,718,720	—	—	7,718,720	95.7%

At book value without adjustment (minimal or no charge adjustment)	293,831	—	—	293,831	3.6%

Not subject to discretionary withdrawal	48,949	—	—	48,949	0.7%

Total gross	8,061,500	—	—	8,061,500	100.0%

Reinsurance ceded	9,899	—	—	9,899

Total, net	$8,051,601	$—	$—	$8,051,601

Annuity actuarial reserves, deposit-type contract funds and other liabilities without life or disability contingencies at December 31, were as follows:

	2023	2022
General Account:
Annuities	$27,613,166	$32,941,611
Miscellaneous reserves	663	693
Deposit-type contracts	9,585,838	8,051,601

Subtotal	37,199,667	40,993,905
Separate Account:
Annuities (excluding supplementary contracts)	14,817,119	15,165,983

Total	$52,016,786	$56,159,888

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The withdrawal characteristics of life reserves are as follows:

	December 31, 2023
	General Account			Separate Account—Guaranteed

Subject to discretionary withdrawal, surrender values, or policy loans:	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Universal life	$6,253,598	$6,687,875	$6,722,372	$1,056,016	$1,056,016	$1,056,016

Other permanent cash value life insurance	—	6,364,107	6,632,321	—	—	—

Variable universal life	529,476	569,524	569,592	—	—	—

Not subject to discretionary withdrawal or no cash values:

Term policies with cash value	N/A	N/A	85,376	N/A	N/A	—

Accidental death benefits	N/A	N/A	58	N/A	N/A	—

Disability - active lives	N/A	N/A	326	N/A	N/A	—

Disability - disabled lives	N/A	N/A	99,723	N/A	N/A	—

Miscellaneous reserves	N/A	N/A	40,269	N/A	N/A	—

Total, gross	6,783,074	13,621,506	14,150,037	1,056,016	1,056,016	1,056,016

Reinsurance ceded	6,782,069	10,251,661	10,793,379	1,056,016	1,056,016	1,056,016

Total, net of reinsurance ceded	$1,005	$3,369,845	$3,356,658	$—	$—	$—

December 31, 2023
Separate Account—Nonguaranteed
Subject to discretionary withdrawal, surrender values, or policy loans:	Account Value	Cash Value	Reserve

Universal life	$—	$—	$—

Other permanent cash value life insurance	—	—	—

Variable universal life	6,225,180	6,225,180	6,225,180

Not subject to discretionary withdrawal or no cash values:

Term policies with cash value	N/A	N/A	—

Accidental death benefits	N/A	N/A	—

Disability - active lives	N/A	N/A	—

Disability - disabled lives	N/A	N/A	—

Miscellaneous reserves	N/A	N/A	—

Total, gross	6,225,180	6,225,180	6,225,180

Reinsurance ceded	6,225,180	6,225,180	6,225,180

Total, net of reinsurance ceded	$—	$—	$—

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	December 31, 2022
	General Account			Separate Account—Nonguaranteed

Subject to discretionary withdrawal, surrender values, or policy loans:	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Universal life	$6,370,324	$6,767,757	$6,801,480	$1,057,103	$1,057,103	$1,057,103

Other permanent cash value life insurance	—	6,554,010	6,840,373	—	—	—

Variable universal life	442,557	470,856	470,920	—	—	—

Not subject to discretionary withdrawal or no cash values:

Term policies with cash value	N/A	N/A	96,247	—	—	—

Accidental death benefits	N/A	N/A	59	—	—	—

Disability - active lives	N/A	N/A	337	—	—	—

Disability - disabled lives	N/A	N/A	105,392	—	—	—

Miscellaneous reserves	N/A	N/A	40,412	—	—	—

Total, gross	6,812,881	13,792,623	14,355,220	1,057,103	1,057,103	1,057,103

Reinsurance ceded	6,805,793	10,318,727	10,884,538	1,057,103	1,057,103	1,057,103

Total, net of reinsurance ceded	$7,088	$3,473,896	$3,470,682	$—	$—	$—

December 31, 2022
Separate Account—Nonguaranteed
Subject to discretionary withdrawal, surrender values, or policy loans:	Account Value	Cash Value	Reserve

Universal life	$—	$—	$—

Other permanent cash value life insurance	—	—	—

Variable universal life	5,765,699	5,865,699	5,765,699

Not subject to discretionary withdrawal or no cash values:

Term policies with cash value	—	—	—

Accidental death benefits	—	—	—

Disability - active lives	—	—	—

Disability - disabled lives	—	—	—

Miscellaneous reserves	—	—	—

Total, gross	5,765,699	5,765,699	5,765,699

Reinsurance ceded	5,765,699	5,765,699	5,765,699

Total, net of reinsurance ceded	$—	$—	$—

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Life actuarial reserves at December 31, were as follows:

	2023	2022
General Account:
Life insurance	$3,345,069	$3,470,682
Accidental death benefits	—	—
Active lives	—	—
Disability - disabled lives	—	—
Miscellaneous reserves	11,589	—

Total	$3,356,658	$3,470,682

10. Commercial Paper

The Company has a commercial paper program that is partially supported by a $50,000 credit facility agreement. The commercial paper has been given a rating of A-1+ by Standard & Poor’s Ratings Services and a rating of P-1 by Moody’s Investors Service, each being the highest rating available. The Company’s issuance of commercial paper is not used to fund daily operations and does not have a significant impact on the Company’s liquidity.

The following table provides information regarding the Company’s commercial paper program:

	December 31,
	2023	2022

Face value	$100,000	$100,000

Carrying value	$99,718	$99,760

Interest expense paid	$4,844	$1,121

Effective interest rate	5.57%	4.52%

Maturity range (days)	19	20

11. Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. The Company reported assets and liabilities from the following product lines into a separate account:

•	Individual Annuity Product
•	Group Annuity Product
•	Variable Life Insurance Product
•	Hybrid Ordinary Life Insurance Product
•	Individual Indexed-Linked Annuity Product

In accordance with the domiciliary state procedures for approving items within the separate account, the separate account classification of the following items are supported by Colorado Insurance Code Section 10-7-402:

•	Individual Annuity
•	Group Annuity
•	Variable Life Insurance Product

The following items are supported by direct approval by the Commissioner:

•	Hybrid Ordinary Life Insurance Product
•	Group Annuity - Custom Stable Value Asset Funds
•	Variable Life Insurance Product
•	Individual Indexed-Linked Annuity Product

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The Company’s separate accounts invest in shares of Empower Funds, LLC, and Putnam Funds, open-end management investment companies which are affiliates of the Company, and shares of other non-affiliated mutual funds and government and corporate bonds.

Some assets within each of the Company’s separate accounts are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate accounts prevents such assets from being generally available to satisfy claims resulting from the general account.

At December 31, 2023 and 2022, the Company’s separate account assets that are legally insulated from the general account claims are $23,118,856 and $22,904,604.

As of December 31, 2023 and 2022, $10,601,515 and $10,116,069, respectively, of separate account reserves were ceded under modified coinsurance to Protective. While the Company holds the respective asset and liability under the modified coinsurance agreement, the economics are ceded to Protective, resulting in no impact to net income.

As of December 31, 2023 and 2022, $5,138,030 and $44,961,757, respectively, of separate account reserves were acquired under modified coinsurance from MassMutual. While MassMutual holds the respective asset and liability under the modified coinsurance agreement, the economics are assumed by the Company.

As of December 31, 2023 and 2022, $73,525 and $743,381 of separate account reserves were acquired under modified coinsurance from PICA. While PICA holds the respective asset and liability under the modified coinsurance agreement, the economics are assumed by the Company.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account has paid risk charges of $16,620, $10,785, $10,723, $11,325, and $11,649 for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively. No separate account guarantees were paid by the general account for the years ending December 31, 2023, 2022, 2021, 2020 and 2019, respectively.

Separate accounts with guarantees

The Government Guaranteed Funds are separate accounts investing in fixed income securities backed by the credit of the U.S. Government, its agencies or its instrumentalities.

The Stable Asset Funds invest in investment-grade corporate bonds in addition to the above mentioned securities.

The Company also has separate accounts comprised of assets underlying variable universal life policies issued privately to accredited investors. The accounts invest in investment grade fixed income securities.

The Individual Indexed-Linked Annuity Product provides returns based on the performance of one or more indices and invests in fixed income securities. The returns from these securities are invested in derivative instruments which mimic the returns of select indices. There is also a return of premium death benefit guarantee to policyholders.

The Government Guaranteed Funds and Stable Asset Funds have a guaranteed minimum crediting rate of at least 0%. All of the above separate accounts provide a book value guarantee. Some of them also provide a death benefit of the greater of account balance or premium paid.

Distributions to a participant are based on the participant’s account balance and are permitted for the purpose of paying a benefit to a participant. Distributions for purposes other than paying a benefit to a participant may be restricted. Participants’ distributions are based on the amount of their account balance, whereas, distributions as a result of termination of the group annuity contract are based on net assets attributable to the contract and can be made to the group through (1) transfer of the underlying securities and any remaining cash balance, or (2) transfer of the cash balance after sale of the Fund’s securities.

Most guaranteed separate account assets and related liabilities are carried at fair value. Certain separate account assets are carried at book value based on the prescribed deviation from the Division.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Non-guaranteed separate accounts

The non-guaranteed separate accounts include unit investment trusts or series accounts that invest in diversified open-end management investment companies. These separate account assets and related liabilities are carried at fair value.

The investments in shares are valued at the closing net asset value as determined by the appropriate fund/portfolio at the end of each day. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. Some of the separate accounts provide an incidental death benefit of the greater of the policyholder’s account balance or premium paid and some provide an incidental annual withdrawal benefit for the life of the policyholder. Certain contracts contain provisions relating to a contingent deferred sales charge. In such contracts, charges will be made for total or partial surrender of a participant annuity account in excess of the “free amount” before the retirement date by a deduction from a participant’s account. The “free amount” is an amount equal to 10% of the participant account value at December 31 of the calendar year prior to the partial or total surrender.

The following tables provide information regarding the Company’s separate accounts:

	Year Ended December 31, 2023
	Non-indexed guaranteed less than/equal to 4%	Non-guaranteed separate account	Total

Premiums, considerations or deposits	$297,069	$505,552	$802,621

Reserves

For accounts with assets at:

Fair value	$6,469,505	$14,445,834	$20,915,339

Amortized cost	1,185,200	—	1,185,200

Total reserves	$7,654,705	$14,445,834	$22,100,539

By withdrawal characteristics:

At fair value	$6,469,505	$14,445,834	$20,915,339

At book value without fair value adjustment and with current surrender charge less than 5%	1,185,200	—	1,185,200

Total subject to discretionary withdrawals	$7,654,705	$14,445,834	$22,100,539

	Year Ended December 31, 2022
	Non-indexed guaranteed less than/equal to 4%	Non-guaranteed separate account	Total

Premiums, considerations or deposits	$334,030	$593,856	$927,886

Reserves

For accounts with assets at:

Fair value	$6,810,908	$13,996,032	$20,806,940

Amortized cost	1,185,706	—	1,185,706

Total reserves	$7,996,614	$13,996,032	$21,992,646

By withdrawal characteristics:

At fair value	$6,810,908	$13,996,032	$20,806,940

At book value without fair value adjustment and with current surrender charge less than 5%	1,185,706	—	1,185,706

Total subject to discretionary withdrawals	$7,996,614	$13,996,032	$21,992,646

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31,
	2023	2022	2021

Transfers as reported in the Summary of Operations of the separate account statement:

Transfers to separate accounts	$802,621	$927,886	$1,060,561

Transfers from separate accounts	(2,874,149)	(2,367,236)	(2,907,674)

Net transfers from separate accounts	(2,071,528)	(1,439,350)	(1,847,113)
Reconciling adjustments:

Net transfer of reserves to separate accounts	524,666	308,625	473,021

Miscellaneous other	6,264	4,017	281

CARVM allowance reinsured	(16,418)	(22,149)	(15,221)

Reinsurance	(4,608,654)	(4,442,341)	(6,746,815)

Net transfers as reported in the Statements of Operations	$(6,165,670)	$(5,591,198)	$(8,135,847)

12. Capital and Surplus, Dividend Restrictions, and Other Matters

The payment of principal and interest under all surplus notes can be made only with prior written approval of the Commissioner of Insurance of the State of Colorado. Such payments are payable only out of surplus funds of the Company and only if at the time of such payment, and after giving effect to the making thereof, the financial condition of the Company is such that its surplus would not fall below two and one-half times the authorized control level as required by the most recent risk-based capital calculations.

On December 29, 2017, the Company issued a surplus note in the face amount and carrying amount of $12,000 to EHI. The proceeds were used for general corporate purposes. The surplus note bears an interest rate of 3.5% per annum. The note matures on December 29, 2027. Interest paid on the note during 2023, 2022 and 2021 amounted to $420, $420 and $420, respectively, bringing total interest paid from inception to December 31, 2023 to $2,522. The amount of unapproved principal and interest was $0 at December 31, 2023.

On May 17, 2018, the Company issued a surplus note in the face amount and carrying amount of $346,218 to EHI. The proceeds were used to redeem the $333,400 surplus note issued in 2006 and for general corporate purposes. The surplus note bears an interest rate of 4.881% per annum. The note matures on May 17, 2048. Interest paid on the note during 2023, 2022, and 2021 amounted to $16,899, $16,899 and $16,899, respectively, bringing total interest paid from inception to December 31, 2023 to $95,010. The amount of unapproved principal and interest was $0 at December 31, 2023.

In the first quarter of 2018, the Company realized a $39,921 after tax gain on an interest rate swap that hedged the existing $333,400 surplus note. The Company adjusted the basis of the hedged item, in this case the surplus note, for the amount of the after tax gain. Further, the Company accounted for the redemption of the $333,400 surplus note and the issuance of the $346,218 surplus note in the second quarter as debt modification instead of debt extinguishment. Therefore, the after tax swap gain will be amortized into income over the 30 year life of the new surplus note. Amortization of the gain during 2023, 2022, and 2021 amounted to $1,331, $1,331 and $1,331, respectively bringing the total amortization from inception to December 31, 2023 amounted to $7,651, leaving an unamortized balance of $32,270 in surplus as part of the surplus note amounts.

On August 12, 2020, the Company issued a surplus note in the face amount and carrying amount of $527,500 to EHI. The proceeds were used to finance the EPW transaction. The surplus note bears an interest rate of 1.260% per annum. The note matures on August 12, 2025. Interest paid on the note during 2023, 2022, and 2021 amounted to $6,647, $6,647 and $6,647, respectively, bringing total interest paid from inception to December 31, 2023 to $19,940. The amount of unapproved principal and interest was $0 at December 31, 2023.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

On August 26, 2021, the Company issued a surplus note in the face amount and carrying amount of $1,192,007 to EHI. The proceeds were used to partially fund the acquisition of certain businesses from Prudential. The note matures on December 31, 2051. The surplus note bears an interest rate of 4.2% per annum until December 31, 2026. Starting on December 31, 2026 and on every fifth anniversary of such date thereafter, the interest rate on the note is reset to rate equal to the five-year U.S. Treasury Rate plus 3.4%. Interest paid on the note during 2023, 2022 and 2021 amounted to $50,064, $50,064 and $17,384, respectively, bringing total interest paid at December 31, 2023 to $117,686. The amount of unapproved principal and interest was $0 at December 31, 2023.

The Company issued 2,591,253 additional common shares and received $810 million from EHI in March 2022 to fund the Prudential acquisition.

The Company issued 145,780 additional common shares and received $45 million from EHI in December 2023.

As an insurance company domiciled in the State of Colorado, the Company is required to maintain a minimum of $2,000 of capital and surplus. In addition, the maximum amount of dividends which can be paid to stockholders by insurance companies domiciled in the State of Colorado, without prior approval of the Insurance Commissioner, is subject to restrictions relating to statutory capital and surplus and statutory net gain from operations. The Company may pay an amount less than $378,201 of dividends during the year ended December 31, 2024, without the prior approval of the Colorado Insurance Commissioner. Prior to any payment of dividends, the Company provides notice to the Colorado Insurance Commissioner. Dividends are non-cumulative and paid as determined by the Board of Directors, subject to the limitations described above. During the years ended December 31, 2023, 2022 and 2021 the Company paid dividends to EHI, totaling $350,000, $231,000, and $506,000, respectively.

The portion of unassigned deficit (surplus) represented or (reduced) by each of the following items is:

	December 31,
	2023	2022
Unrealized (losses) gains	(1,031,703)	(445,158)
Non-admitted assets	(1,018,607)	(1,389,954)
Surplus as regards reinsurance	404,458	547,064
Asset valuation reserve	(299,764)	(262,562)
Separate accounts	(1,556)	(1,556)

Risk-based capital (“RBC”) is a regulatory tool for measuring the minimum amount of capital appropriate for a life, accident and health organization to support its overall business operations in consideration of its size and risk profile. The Division requires the Company to maintain minimum capital and surplus equal to the company action level as calculated in the RBC model. The Company exceeds the required amount.

13. Federal Income Taxes

The following table presents the components of the net admitted deferred tax asset:

	December 31, 2023			December 31, 2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$468,179	$14,904	$483,083	$462,234	$—	$462,234	$5,945	$14,904	$20,849

Valuation allowance adjustment	—	(14,904)	(14,904)	—	—	—	—	(14,904)	(14,904)

Adjusted gross deferred tax asset	468,179	—	468,179	462,234	—	462,234	5,945	—	5,945

Deferred tax assets non-admitted	(273,412)	—	(273,412)	(317,543)	—	(317,543)	44,131	—	44,131

Net admitted deferred tax asset	194,767	—	194,767	144,691	—	144,691	50,076	—	50,076

Gross deferred tax liabilities	(29,324)	(13,263)	(42,587)	(23,346)	(19,353)	(42,699)	(5,978)	6,090	112

Net admitted deferred tax asset	$165,443	$(13,263)	$152,180	$121,345	$(19,353)	$101,992	$44,098	$6,090	$50,188

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The Company admits deferred tax assets pursuant to paragraphs 11.a, 11.b.i, 11.b.ii, and 11.c, in SSAP No. 101. The following table presents the amount of deferred tax asset admitted under each component of SSAP No. 101:

	December 31, 2023			December 31, 2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—

(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (lesser of (i) and (ii) below)	152,180	—	152,180	101,992	—	101,992	50,188	—	50,188

(i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	152,180	—	152,180	101,992	—	101,992	50,188	—	50,188

(ii) Adjusted gross deferred tax assets expected allowed per limitation threshold	—	—	544,474	—	—	512,788	—	—	31,686

(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	42,587	—	42,587	42,699	—	42,699	(112)	—	(112)

Total deferred tax assets admitted as a result of the application of SSAP No. 101	$194,767	$—	$194,767	$144,691	$—	$144,691	$50,076	$—	$50,076

The following table presents the threshold limitations utilized in the admissibility of deferred tax assets under paragraph 11.b of SSAP No. 101:

	2023	2022

Ratio percentage used to determine recovery period and threshold limitation amount	969.43%	864.94%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$3,629,825	$3,418,586

The following table presents the impact of tax planning strategies:

	December 31, 2023		December 31, 2022		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital

Adjusted gross deferred tax asset	$468,179	$—	$462,234	$—	$5,945	$—

% of adjusted gross deferred tax asset by character attributable to tax planning strategies	—%	—%	—%	—%	—%	—%

Net admitted adjusted gross deferred tax assets	$194,767	$—	$144,691	$—	$50,076	$—

% of net admitted adjusted gross deferred tax asset by character attributable to tax planning strategies	—%	—%	67.71%	—%	(67.71)%	—%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no temporary differences for which deferred tax liabilities are not recognized.

The components of current income taxes incurred include the following:

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	Year Ended December 31,
	2023	2022	Change

Current income tax	$36,238	$20,399	$15,839

Federal income tax on net capital gains	(43,095)	(42,088)	(1,007)

Total	$(6,857)	$(21,689)	$14,832

	Year Ended December 31,
	2022	2021	Change

Current income tax	$20,399	$22,402	$(2,003)

Federal income tax on net capital gains	(42,088)	(11,628)	(30,460)

Total	$(21,689)	$10,774	$(32,463)

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The tax effects of temporary differences, which give rise to the deferred income tax assets and liabilities are as follows:

	December 31,
Deferred income tax assets:	2023	2022	Change

Ordinary:

Reserves	$11,777	$16,981	$(5,204)

Investments	2,219	2,338	(119)

Provision for dividends	—	22	(22)

Fixed assets	4,133	2,765	1,368

Compensation and benefit accrual	22,623	22,797	(174)

Receivables - non-admitted	17,905	18,776	(871)

Tax credit carryforward	88,372	139,671	(51,299)

Intangible	227,519	244,114	(16,595)

NOL	72,213	—	72,213

Other	21,418	14,770	6,648

Total ordinary gross deferred tax assets	468,179	462,234	5,945

Valuation allowance adjustment	—	—	—

Total adjusted ordinary gross deferred tax assets	468,179	462,234	5,945

Non-admitted ordinary deferred tax assets	(273,412)	(317,543)	44,131

Admitted ordinary deferred tax assets	194,767	144,691	50,076

Capital:

Investments	—	—	—

Net Capital Loss Carryforward	14,904	—	14,904

Total capital gross deferred tax assets	14,904	—	14,904

Valuation allowance adjustment	(14,904)	—	(14,904)

Total adjusted gross capital deferred tax assets	—	—	—

Non-admitted capital deferred tax assets	—	—	—

Admitted capital deferred tax assets	—	—	—

Total admitted deferred tax assets	$194,767	$144,691	$50,076

Deferred income tax liabilities:

Ordinary:

Investments	$(19,392)	$(10,781)	$(8,611)

Premium receivable	(2,471)	(2,828)	357

Policyholder reserves	(4,212)	(6,318)	2,106

Experience refunds	—	—	—

Other	(3,249)	(3,419)	170

Total ordinary deferred tax liabilities	(29,324)	(23,346)	(5,978)

Capital

Investments	$(13,263)	$(19,353)	$6,090

Total capital deferred tax liabilities	(13,263)	(19,353)	6,090

Total deferred tax liabilities	$(42,587)	$(42,699)	$112

Net admitted deferred income tax asset	$152,180	$101,992	$50,188

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The change in deferred income taxes reported in surplus before consideration of non-admitted assets is comprised of the following components:

	December 31,
	2023	2022	Change

Total deferred income tax assets	$468,179	$462,234	$5,945

Total deferred income tax liabilities	(42,587)	(42,699)	112

Net deferred income tax asset	$425,592	$419,535	6,057

Tax effect of unrealized capital gains (losses)			(4,427)

Tax-effect of change in minimum pension liability			(162)

Other Surplus			5,888

Change in net deferred income tax			$7,356

	December 31,
	2022	2021	Change

Total deferred income tax assets	$462,234	$461,912	$322

Total deferred income tax liabilities	(42,699)	(36,206)	(6,493)

Net deferred income tax asset	$419,535	$425,706	(6,171)

Tax effect of unrealized capital gains (losses)			(8,631)

Other Surplus			1,017

Change in net deferred income tax			$(13,785)

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The provision for federal income taxes and change in deferred income taxes differ from that which would be obtained by applying the statutory federal income tax rate of 21% to income before income taxes. The significant items causing this difference are as follows:

	December 31,
	2023	2022	2021

Income tax expense at statutory rate	$227,550	$106,303	$66,774

Earnings from subsidiaries	(111,166)	(46,746)	(31,726)

Tax exempt investment income	(2,072)	262	(4,430)

Ceding commission net of transaction expenses	(30,716)	37,141	(17,606)

Change in statutory valuation allowance adjustment	14,904	—

Dividend received deduction	(4,140)	(4,220)	(4,751)

Tax adjustment for interest maintenance reserve	630	(37,223)	(31,757)

Prior year adjustment	3,264	90	101

Non-deductible Personal Capital contingent consideration	—	(5,171)	12,986

Statutory purchase accounting adjustment	—	(14,415)	65,891

Tax effect on non-admitted assets	1,722	1,587	(5,382)

Tax credits	(840)	(3,122)	(1,419)

Income tax on realized capital gain (loss)	(43,095)	(42,088)	(11,627)

Tax contingency	—	(448)	(1,926)

Net Operating Loss	(72,213)	—	—

Other	1,959	146	(852)

Total	$(14,213)	$(7,904)	$34,276

	2023	2022	2021

Federal income taxes incurred	$(6,857)	$(21,689)	$10,774

Change in net deferred income taxes	(7,356)	13,785	23,502

Total income taxes	$(14,213)	$(7,904)	$34,276

As of December 31, 2023, there is $343,870 of net operating loss carryforwards available for tax purposes.

As of December 31, 2023, the Company has Guaranteed Federal Low Income Housing tax credit carryforwards of $68,867. These credits will begin to expire in 2033.

As of December 31, 2023, the Company has $70,972 of capital loss carryforward.

The Company has no deposits admitted under Section 6603 of the Internal Revenue Code.

The Company’s federal income tax return is consolidated with the following entities (the “U.S. Consolidated Group”):

Great West Lifeco US LLC

Empower Financial Services, Inc. Empower Holdings, Inc.

Great-West Life & Annuity Insurance Company of South Carolina

Empower Life & Annuity Insurance Company of New York

Putnam Investments LLC

Putnam Acquisition Financing, Inc.

Putnam Retail Management, LP

Putnam Retail Management GP, Inc.

Putnam Investors Services, Inc.

PanAgora Holdings, Inc.

PanAgora Asset Management, Inc.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Putnam Advisory Holdings, LLC

Putnam Advisory Holdings II, LLC

Empower Retirement, LLC

Empower Advisory Group, LLC

Empower Trust Company, LLC

Empower Capital Management, LLC

Personal Capital Services Corporation

TBG Insurance Services Corporation

The Company, Great-West life & Annuity Insurance Company of South Carolina and Empower Life & Annuity Insurance Company of New York (“ELAINY”) are life insurance companies who form a life subgroup under the consolidated return regulations. These regulations determine whether taxable income or losses of this subgroup may offset or be offset with the taxable income or losses of other non-life entities.

The EAICA Subgroup accounts for income taxes on the modified separate return method on its separate company, statutory financial statements. Under this method, current and deferred tax expense or benefit is determined on a standalone basis; however the Company also considers taxable income or losses from other members of the EAICA Subgroup when determining its deferred tax assets and liabilities, and in evaluating the realizability of its deferred tax assets.

The method of settling income tax payables and receivables (“Tax Sharing Agreement”) among the US consolidated group is subject to a written agreement approved by the Board of Directors, whereby settlement is made on a separate return basis (i.e., the amount that would be due to or from a jurisdiction had an actual separate return been filed) except for the current utilization of any net operating losses and other tax attributes by members of the US Consolidated Group, which can lead to receiving a payment when none would be received from the jurisdiction had a real separate tax return been required. The EAICA Subgroup has a policy of settling intercompany balances as soon as practical after the filing of the federal consolidated return or receipt of the income tax refund from the Internal Revenue Service (“I.R.S.”).

The Company determines income tax contingencies in accordance with Statement of Statutory Accounting Principles No. 5R, Liabilities, Contingencies and Impairments of Assets (“SSAP No. 5R”) as modified by SSAP No. 101. As of December 31, 2023 the amount of tax contingencies computed in accordance with SSAP No. 5R is $0, with the exception of interest and penalties. The Company does not expect a significant increase in tax contingencies within the 12 month period following the balance sheet date.

The Company recognizes accrued interest and penalties related to tax contingencies in current income tax expense. During the years ended December 31, 2023 and 2022, the Company recognized approximately $0 and $(448) of benefit and expense, respectively, from interest and penalties related to the uncertain tax positions. The Company had $0 and $0 accrued for the payment of interest and penalties at December 31, 2023 and 2022, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various states. With few exceptions, the Company is no longer subject to U.S. federal income tax examinations by tax authorities for years 2019 and prior. The Company does not expect significant increases or decreases to unrecognized tax benefits relating to federal, state or local audits.

The valuation allowance adjustment to gross deferred tax assets as of December 31, 2023 and 2022 was $14,904 and $0 respectively. The valuation allowance adjustment relates to Management’s uncertainty as to the Company’s ability to use the Capital Loss carryforwards, therefore, a valuation allowance has been recognized with respect to the Company’s Capital Loss carryforward DTA.

The reporting entity is an applicable reporting entity with respect to the Corporate Alternative Minimum Tax (“CAMT”). The reporting entity may be charged with a portion of the CAMT incurred by the consolidated group or credited with a portion of the consolidated group’s CAMT credit utilization. The reporting entity has made an accounting policy election to disregard CAMT when evaluating the need for a valuation allowance. There have been NO material modifications to the methodology used to project future regular tax liability as a result of the CAMT. The credit generated as of December 31, 2023 was $19,504.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Gross AMT Credit Recognized as: Current year recoverable	—

Gross AMT Credit Recognized as: Deferred tax asset (DTA)	19,504

Beginning Balance of AMT Credit Carryforward	—

Amounts Recovered	—

Adjustments	(19,504)

Ending Balance of AMT Credit Carryforward (5=2-3-4)	19,504

Reduction for Sequestration	—

Nonadmitted by Reporting Entity	19,504

Reporting Entity Ending Balance (8=5-6-7)	—

The Company does not have any foreign operations as of the periods ended December 31, 2023 and December 31, 2022 and therefore is not subject to the tax on Global Intangible Low-Taxed Income.

14. Employee Benefit Plans

Supplemental Executive Retirement Plans

The Company provides a Supplemental Executive Retirement Plan to certain key executives. This plan provides key executives with certain benefits upon retirement, disability or death based upon total compensation. The Company has purchased individual life insurance policies with respect to each employee covered by this plan. The Company is the owner and beneficiary of the insurance contracts.

A December 31 measurement date is used for the employee benefit plans.

The following table provide a reconciliation of the changes in the benefit obligations, fair value of plan assets and the underfunded status for the Company’s Supplemental Executive Retirement plan, where applicable:

	Supplemental Executive Retirement Plan
	Year Ended December 31,
	2023	2022
Change in projected benefit obligation:
Benefit obligation, January 1	$23,862	$39,408
Service cost	—	—
Interest cost	985	1,009
Actuarial (gain) loss	771	(5,184)
Settlement	(3,299)	(1,237)
Regular benefits paid	(2,348)	(10,134)

Benefit obligation and under funded status, December 31	$19,971	$23,862

Accumulated benefit obligation	19,971	23,862

During 2020, the Company adopted the Society of Actuaries Mortality Improvement Scale (MP-2020) which the Company elected to continue to use for 2023.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The Company offers unfunded, non-qualified deferred compensation plans to a select group of executives, management and highly compensated individuals. Participants defer a portion of their compensation and realize potential market gains / losses or interest on the amount deferred. The programs are not qualified under Section 401 of the Internal Revenue Code. Participant balances, which are included in Other liabilities in the accompanying statutory financial statements, are $48,098 and $47,402 at December 31, 2023 and 2022, respectively.

15. Share-Based Compensation

Equity Awards

Lifeco, of which the Company is an indirect wholly-owned subsidiary, maintains the Great-West Lifeco Inc. Stock Option Plan (the “Lifeco Plan”) that provides for the granting of options on its common shares to certain of its officers and employees. The Company’s participation in the Lifeco plan was discontinued following the 2019 fiscal year and no options were granted to the Company’s officers and employees in the current year. However, several of the Company’s officers hold vested and unvested options granted under the Lifeco Plan.

Options are either regular options or contingent options. Regular options are generally granted in multi-year allotments. Regular options granted prior to 2019 become exercisable at the rate of twenty percent (20%) per year commencing one year after the date of the grant. For options granted in 2019 and thereafter, fifty percent (50%) of the regular options become exercisable three years from the date of grant, and the remaining fifty percent (50%) become exercisable four years from the date of grant. Contingent options do not become exercisable unless and until conditions prescribed by the Human Resources Committee have been satisfied.

Options generally expire ten years after the date of the grant, except that if options would otherwise expire during a blackout period or within ten business days of the end of a blackout period, the expiry date for the options is extended to the tenth business day after the expiry date of the blackout period.

In the event of the death of a participant or the termination of a participant’s employment, then the period within which the options may be exercised is generally reduced depending on the circumstances surrounding the death or termination of employment. Options are not assignable by participants otherwise than by will or pursuant to the laws of succession. Lifeco does not provide any financial assistance to participants to facilitate the purchase of common shares under the Lifeco Plan. Subject to any regulatory or shareholder approval required by law, the Lifeco Board of Directors may amend the Lifeco Plan or the terms of a grant.

16. Participating Insurance

Individual life insurance premiums paid, net of reinsurance, under individual life insurance participating policies were 75%, 99%, and 30% total individual life insurance premiums earned during the years ended December 31, 2023, 2022 and 2021 respectively. The Company accounts for its policyholder dividends based upon the contribution method. The Company paid dividends in the amount of $5,170, $10,047 and $18,129 to its policyholders during the years ended December  31, 2023, 2022 and 2021, respectively.

17. Concentrations

No customer accounted for 10% or more of the Company’s revenues during the year ended December 31, 2023. In addition, the Company is not dependent upon a single customer or a few customers. The loss of business from any one, or a few, independent brokers or agents would not have a material adverse effect on the Company or any of its business agents.

18. Commitments and Contingencies

Future Contractual Obligations

The following table summarizes the Company’s estimated future contractual obligations:

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	Payment due by period
	2024	2025	2026	2027	2028	Thereafter	Total

Surplus notes - principal (1)	$—	$527,500	$—	$12,000	$—	$1,538,225	$2,077,725

Surplus notes - interest (2)	74,030	72,368	67,383	67,383	66,963	1,481,007	1,829,134

Investment purchase obligations (3)	756,793	—	—	—	—	5,000	761,793

Other liabilities (4)	41,722	—	—	—	—	—	41,722

Total	$872,545	$599,868	$67,383	$79,383	$66,963	$3,024,232	$4,710,374

(1) Surplus notes principal - Represents contractual maturities of principal due to the Company’s parent, EHI, under the terms of four long-term surplus notes. The amounts shown in this table differ from the amounts included in the Company’s Statement of Admitted Assets, Liabilities, Capital and Surplus because of the $32,270 of unamortized debt modification gain as discussed in Note 12.

(2) Surplus notes interest - All surplus notes bear interest at a fixed rate through maturity. The interest payments shown in this table are calculated based upon the contractual rates in effect on December 31, 2023.

(3) Investment purchase obligations - The Company makes commitments to fund partnership interests, mortgage loans, and other investments in the normal course of its business. As the timing of the fulfillment of the commitment to fund partnership interests cannot be predicted, such obligations are presented in the less than one year category. The timing of the funding of mortgage loans is based on the expiration date of the commitment. The amounts of these unfunded commitments at December 31, 2023 was $761,793, of which $714,375 were related to limited partnership interests. Related party transactions comprise $57,020 of the unfunded limited partnership interests at December 31, 2023. At December 31, 2023, $756,793 was due within one year, and $5,000 was due after five years.

(4) Other liabilities - Other liabilities include those other liabilities which represent contractual obligations not included elsewhere in the table above. If the timing of the payment of any other liabilities was sufficiently uncertain, the amounts were included in the less than one year category. Other liabilities presented in the table above include:

•	Expected benefit payments for the Company’s supplemental executive retirement plan through 2023

Rent expense for the years ended December 31, 2023, 2022 and 2021 were $29,844, $29,024 and $30,243 respectively.

The Company has a replacement revolving credit facility agreement in the amount of $50,000 for general corporate purposes effective November 1, 2023, and expires on November 1, 2028. The original agreement entered on March 1, 2018, and subsequently amended, expired on October 31, 2023. Interest accrues at a rate dependent on various conditions and terms of borrowings. The agreement requires, among other things, the Company to maintain a minimum adjusted net worth, of $2,664,522, as defined in the credit facility agreement (compiled on the unconsolidated statutory accounting basis prescribed by the NAIC), at any time. The Company was in compliance with all covenants at December 31, 2023 and 2022. At December 31, 2023 and 2022, there were no outstanding amounts related to the current and prior credit facilities.

In addition, the Company has other letters of credit with a total amount of $8,595, renewable annually for an indefinite period of time. At December 31, 2023 and 2022, there were no outstanding amounts related to those letters of credit.

In October 2020, the Company became a member of the FHLB of Topeka. FHLB provides access to billions of low-cost funding dollars to banks, credit unions, insurance companies and community development financial institutions in the United States. At December 31, 2023, the Company had an estimated borrowing capacity of approximately $442,426. All borrowings must be collateralized and the required collateral amount is based on the type of investment securities pledged. No amounts were borrowed as of December 31, 2023 and 2022. Additionally, the Company was required to purchase FHLB of Topeka stock and, at December 31, 2023 and 2022, owns $500 and $501, respectively, of Class A stock which are currently not eligible for redemption.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Contingencies

From time to time, the Company may be threatened with, or named as a defendant in, lawsuits, arbitrations, and administrative claims. Any such claims that are decided against the Company could harm the Company’s business. The Company is also subject to periodic regulatory audits and inspections which could result in fines or other disciplinary actions. Unfavorable outcomes in such matters may result in a material impact on the Company’s financial position, results of operations, or cash flows.

The liabilities transferred and ceding commission received at the closing of the MassMutual transaction are subject to future adjustments. In December 2021, MassMutual provided the Company with its listing of proposed adjustments with respect to the liabilities transferred. In December 2021, the Company formally objected to these proposed adjustments. The Master Transaction Agreement requires the parties to attempt to resolve these differences in an informal manner. As of December 2022, the disputed amounts were resolved and the adjustments were not significant to the overall financial statements.

The Company and certain of its subsidiaries are defendants in legal actions, including class actions, relating to the costs and features of their retirement and fund products and the conduct of their businesses. Management believes the claims are without merit and will be vigorously defending these actions. Based on the information presently known these actions will not have a material adverse effect on the financial position of the Company.

On June 1, 2019, the Company sold, via indemnity reinsurance, substantially all of its individual life insurance and annuity business to Protective Life Insurance Company (Protective Life). In connection with that transaction, the Company provided standard indemnities to the buyer. In 2022, Protective Life made claims under those indemnities. Although it is continuing to review the claims, the Company has established in the second quarter of 2023 a provision for $42,500 in other liabilities for the aggregate potential liability for the claims using available information.

The Company is involved in other various legal proceedings that arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the likelihood of loss from the resolution of these proceedings is remote and/or the estimated loss is not expected to have a material effect on the Company’s financial position, results of its operations, or cash flows.

The Company and ELAINY have an agreement whereby the Company has committed to provide financial support to ELAINY related to the maintenance of adequate regulatory surplus and liquidity. The Company is obligated to invest in shares of ELAINY in order for ELAINY to maintain the capital and surplus at the greater of 1) $6,000, 2) 200% of ELAINY RBC minimum capital requirements if ELAINY total assets are less than $3,000,000 or 3) 175% of ELAINY RBC minimum capital requirements if ELAINY total assets are $3,000,000 or more. There is no limitation on the maximum potential future payments under the guarantee. The Company has no liability at December 31, 2023 and 2022 for obligations under the guarantee.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

19. Reconciliation between Annual Statement and Audited Financial Statements

The following table presents as reported in the Annual Statement filed with the Department and the adjustments made to the audited statutory financial statement as of December 31, 2023.

	Annual Statement	Adjustment	Audited Statutory Financial Statements
Balance Sheet:
Total admitted assets	$72,153,033	$(59,353)	$72,093,680
Capital and surplus	3,843,276	(61,270)	3,782,006

Statutory Statement of Operations:
Net income	1,088,263	(62,301)	1,025,962

Statutory Statement of Cash Flows:
Operating activities	(3,206,370)	(75,263)	(3,281,633)
Financing and miscellaneous activities	1,204,387	75,263	1,279,650

20. Subsequent Events

The Company was part of a legal entity reorganization which took place on January 1, 2024. As a result of the reorganization, the Company is now a direct wholly-owned subsidiary of Empower Holdings, LLC (“EHL”), a holding company. EHL is a direct wholly-owned subsidiary of Lifeco U.S. The Company is now the owner of additional U.S. noninsurance subsidiaries, primarily a quantitative asset manager. The Company is in the process of assessing the impact of the reorganization on the Company’s investment in subsidiaries and risk based capital.

Management has evaluated subsequent events for potential recognition or disclosure in the Company’s statutory financial statements through March 29, 2024, the date on which they were issued.

SUPPLEMENTAL SCHEDULES

(See Independent Auditors’ Report)

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Supplemental Schedule of Selected Statutory Financial Data

As of and for the Year Ended December 31, 2023

Investment income earned:

U.S. Government bonds	$3,360

Other bonds (unaffiliated)	1,006,912

Bonds of affiliates	(144)

Preferred stocks (unaffiliated)	2,946

Preferred stocks of affiliates	2,971

Common stocks (unaffiliated)	52

Mortgage loans	204,415

Real estate	32,253

Contract loans	182,531

Cash, cash equivalents and short-term investments	49,548

Derivative instruments	41,131

Other invested assets	567,873

Aggregate write-ins for investment income	7,959

Gross investment income	$2,101,807

Real estate owned - Book value less encumbrances:	$49,381

Mortgage loans - Book value:

Commercial mortgages	$5,840,441

Mortgage loans by standing - Book value:

Good standing	$5,799,249

Interest overdue more than 90 days, not in foreclosure	37,669

Foreclosure in process	3,523

Other long-term invested assets - Statement value:	$963,360

Contract loans	$3,711,737

Bonds and stocks of parents, subsidiaries and affiliates - Book value:

Bonds	$558

Common stocks	$1,848,339

Bonds and short-term investments by maturity and NAIC designation:

Bonds by maturity - Statement value:

Due within one year or less	$2,406,820

Over 1 year through 5 years	10,997,389

Over 5 years through 10 years	9,923,206

Over 10 years through 20 years	2,280,146

Over 20 years	1,618,832

Total by maturity	$27,226,393

(Continued)

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Supplemental Schedule of Selected Statutory Financial Data

As of and for the Year Ended December 31, 2023

Bonds and short-term investments by NAIC designation - Statement value:

NAIC 1	$14,442,033

NAIC 2	12,257,352

NAIC 3	502,004

NAIC 4	20,967

NAIC 5	4,037

Total by NAIC designation	$27,226,393

Total bonds publicly traded	$14,379,269

Total bonds privately placed	$12,847,124

Preferred stocks - Statement value	$82,263

Common stocks - Market value	$1,848,916

Short-term investments - Book value	$361,775

Collar, swap and forward agreements open - Statement value	$229,489

Futures contracts open - Current value	$3,141

Cash on deposit	$71,244

Life insurance in-force:

Ordinary	$5,420,687

Group life	—

Life insurance policies with disability provisions in-force:

Ordinary	$10,294

Group life	15,310

Supplementary contracts in-force:

Ordinary - not involving life contingencies:

Amount on deposit	$—

Income payable	—

Ordinary - involving life contingencies:

Income payable	—

Group - not involving life contingencies:

Amount on deposit	—

Income payable	—

Group - involving life contingencies:

Income payable	118

Annuities:

Ordinary:

Immediate - amount of income payable	$—

Deferred - fully paid account balance	137

Deferred - not fully paid - account balance	—

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Supplemental Schedule of Selected Statutory Financial Data

As of and for the Year Ended December 31, 2023

(Continued)

Group:

Certificates - amount of income payable	$—

Certificates - fully paid account balance	28

Certificates - not fully paid account balance	47,992,734

Accident and health insurance - equivalent premiums in-force:

Group	$—

Deposit funds and dividend accumulations

Deposit funds - account balance	9,529,406

Deposit accumulations - account balance	15,144

Claim payments:

Group accident and health:

2023	$—

2022	—

2021	4,009

2020	9,856

2019	5,917

Prior	22,706

(Concluded)

ANNUAL STATEMENT FOR THE YEAR 2023 OF THE Empower Annuity Insurance Company of America

SUMMARY INVESTMENT SCHEDULE

		Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
		1	2	3	4	5	6
	Investment Categories	Amount	Percentage of Column 1 Line 13	Amount	Securities Lending Reinvested Collateral Amount	Total (Col. 3 + 4) Amount	Percentage of Column 5 Line 13
1.	Long-Term Bonds (Schedule D, Part 1):
	1.01 U.S. governments	104,690,060	0.251	104,690,060		104,690,060	0.254
	1.02 All other governments	164,812,244	0.394	164,812,244		164,812,244	0.401
	1.03 U.S. states, territories and possessions, etc. guaranteed	272,742,857	0.653	272,742,857		272,742,857	0.663
	1.04 U.S. political subdivisions of states, territories, and possessions, guaranteed	28,470,734	0.068	28,470,734		28,470,734	0.069
	1.05 U.S. special revenue and special assessment obligations, etc. non-guaranteed	737,360,862	1.764	737,360,862		737,360,862	1.792
	1.06 Industrial and miscellaneous	24,878,976,729	59.532	24,878,976,729		24,878,976,729	60.463
	1.07 Hybrid securities	66,720,200	0.160	66,720,200		66,720,200	0.162
	1.08 Parent, subsidiaries and affiliates	557,861	0.001	557,861		557,861	0.001
	1.09 SVO identified funds	0	0.000			0	0.000
	1.10 Unaffiliated bank loans	337,403,847	0.807	337,403,847		337,403,847	0.820
	1.11 Unaffiliated certificates of deposit	0	0.000			0	0.000
	1.12 Total long-term bonds	26,591,735,394	63.631	.26,591,735,394	0	26,591,735,394	64.626
2.	Preferred stocks (Schedule D, Part 2, Section 1):
	2.01 Industrial and miscellaneous (Unaffiliated)	81,762,534	0.196	81,762,534		81,762,534	0.199
	2.02 Parent, subsidiaries and affiliates	500,000	0.001	500,000		500,000	0.001
	2.03 Total preferred stocks	82,262,534	0.197	82,262,534	0	82,262,534	0.200
3.	Common stocks (Schedule D, Part 2, Section 2):
	3.01 Industrial and miscellaneous Publicly traded (Unaffiliated)	0	0.000			0	0.000
	3.02 Industrial and miscellaneous Other (Unaffiliated)	550,600	0.001	550,600		550,600	0.001
	3.03 Parent, subsidiaries and affiliates Publicly traded	0	0.000			0	0.000
	3.04 Parent, subsidiaries and affiliates Other	1,848,408,399	4.423	1,666,241,753		1,666,241,753	4.049
	3.05 Mutual funds	26,339	0.000	26,399		26,399	0.000
	3.06 Unit investment trusts	0	0.000			0	0.000
	3.07 Closed-end funds	0	0.000			0	0.000
	3.08 Exchange traded funds	0	0.000			0	0.000
	3.09 Total common stocks	1,848,985,338	4.424	1,666,818,752	0	1,666,818,752	4.051
4.	Mortgage loans (Schedule B):
	4.01 Farm mortgages	0	0.000			0	0.000
	4.02 Residential mortgages	0	0.000			0	0.000
	4.03 Commercial mortgages	5,896,552,346	14.110	5,896,552,346		5,896,552,346	14.330
	4.04 Mezzanine real estate loans	0	0.000			0	0.000
	4.05 Total valuation allowance	(56,111,559)	(0.134)	(56,111,559)		(56,111,559)	(0.136)
	4.06 Total mortgage loans	5,840,440,787	13.975	5,840,440,787	0	5,840,440,787	14.194
5.	Real estate (Schedule A):
	5.01 Properties occupied by company	31,466,501	0.075	31,466,501		31,466,501	0.076
	5.02 Properties held for production of income	17,913,635	0.043	17,913,635		17,913,635	0.044
	5.03 Properties held for sale		0.000	0		0	0.000
	5.04 Total real estate	49,380,136	0.118	49,380,136	0	49,380,136	0.120
6.	Cash, cash equivalents and short-term investments:
	6.01 Cash (Schedule E, Part 1)	71,243,649	0.170	71,242,921		71,242,921	0.173
	6.02 Cash equivalents (Schedule E, Part 2)	1,215,632,405	2.909	1,215,632,405	317,362,389	1,532,994,794	3.726
	6.03 Short-term investments (Schedule DA)	361,775,243	0.866	361,775,244		361,775,244	0.879
	6.04 Total cash, cash equivalents and short-term investments	1,648,651,297	3.945	1,648,650,570	317,362,389	1,966,012,959	4.778
7.	Contract loans	3,711,736,909	8.882	3,711,736,909		3,711,736,909	9.021
8.	Derivatives (Schedule DB)	248,541,853	0.595	248,541,853		248,541,853	0.604
9.	Other invested assets (Schedule BA)	1,412,852,517	3.381	951,620,144		951,620,144	2.313
10.	Receivables for securities	38,683,144	0.093	38,683,144		38,683,144	0.094
11.	Securities Lending (Schedule DL, Part 1)	317,362,389	0.759	317,362,389	XXX	XXX	XXX
12.	Other invested assets (Page 2, Line 11)	0	0.000	0		0	0.000

13.	Total invested assets	41,790,632,298	100.000	41,147,232,612	317,362,389	41,147,232,612	100.000

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES
For The Year Ended December 31, 2023
(To Be Filed by April 1)
Of The Empower Annuity Insurance Company of America

ADDRESS (City, State and Zip Code) Greenwood Village , CO 80111

NAIC Group Code 0769 NAIC Company Code 68322 Federal Employer’s Identification Number (FEIN) 84-0467907

The Investment Risks Interrogatories are to be filed by April 1. They are also to be included with the Audited Statutory Financial Statements.

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

1.	Reporting entity’s total admitted assets as reported on Page 2 of this annual statement.	$48,945,787,176

2.	Ten largest exposures to a single issuer/borrower/investment.

	1	2	3	4
	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets

2.01	GOLDMAN SACHS	Money Market Funds	$422,287,185	0.9%
2.02	MORGAN STANLEY FUNDS	Money Market Funds	$422,287,184	0.9%
2.03	Rose	Mortgages	$344,592,433	0.7%
2.04	Cabot	Mortgages	$330,465,084	0.7%
2.05	The Irvine Company	Mortgages	$269,501,154	0.6%
2.06	High Street	Mortgages	$237,433,873	0.5%
2.07	Heitman	Mortgages	$181,897,435	0.4%
2.08	Lion Industrial Trust	Mortgages	$168,965,828	0.3%
2.09	JPMORGAN CHASE & CO	Bonds	$161,346,621	0.3%
2.10	The Blackstone Group	Mortgages	$159,485,497	0.3%

3.	Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC designation.

	Bonds	1	2		Preferred Stocks	3		4
3.01	NAIC 1	$14,442,032,521	29.5%	3.07	NAIC 1		$81,762,533	0.2%
3.02	NAIC 2	$12,257,351,930	25.0%	3.08	NAIC 2	$		0.0%
3.03	NAIC 3	$502,003,927	1.0%	3.09	NAIC 3	$		0.0%
3.04	NAIC 4	$20,966,917	0.0%	3.10	NAIC 4	$		0.0%
3.05	NAIC 5	$4,037,027	0.0%	3.11	NAIC 5		$500,000	0.0%
3.06	NAIC 6	$1,030	0.0%	3.12	NAIC 6	$		0.0%

4.	Assets held in foreign investments:
4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets?			Yes [ ] No [ X ]
	If response to 4.01 above is yes, responses are not required for interrogatories 5 - 10.
4.02	Total admitted assets held in foreign investments		$5,253,489,722	10.7%
4.03	Foreign-currency-denominated investments		$2,576,320,803	5.3%
4.04	Insurance liabilities denominated in that same foreign currency	$		0.0%

SUPPLEMENT FOR THE YEAR 2023 OF THE Empower Annuity Insurance Company of America

5.	Aggregate foreign investment exposure categorized by NAIC sovereign designation:

			1		2
5.01	Countries designated NAIC-1			$5,000,760,754	10.2%
5.02	Countries designated NAIC-2			$201,646,428	0.4%
5.03	Countries designated NAIC-3 or below			$51,082,540	0.1%

6.	Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign designation:

			1		2
	Countries designated NAIC - 1:
6.01	Country 1: United Kingdom			$1,891,281,189	3.9%
6.02	Country 2: Australia			$625,150,735	1.3%
	Countries designated NAIC - 2:
6.03	Country 1: Mexico			$84,091,039	0.2%
6.04	Country 2: Indonesia			$36,924,124	0.1%
	Countries designated NAIC - 3 or below:
6.05	Country 1: Global			$12,469,835	0.0%
6.06	Country 2: Faroe Islands			$11,443,622	0.0%

			1		2
7.	Aggregate unhedged foreign currency exposure		$		0.0%

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation:

			1		2
8.01	Countries designated NAIC-1		$		0.0%
8.02	Countries designated NAIC-2		$		0.0%
8.03	Countries designated NAIC-3 or below		$		0.0%

9.	Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign designation:

			1		2
	Countries designated NAIC - 1:
9.01	Country 1:		$		0.0%
9.02	Country 2:		$		0.0%
	Countries designated NAIC - 2:
9.03	Country 1:		$		0.0%
9.04	Country 2:		$		0.0%
	Countries designated NAIC - 3 or below:
9.05	Country 1:		$		0.0%
9.06	Country 2:		$		0.0%

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	1	2	3		4
	Issuer	NAIC Designation
10.01	SHV NEDERLAND BV	2		$132,947,618	0.3%
10.02	SIEMENS FINANCIERINGSMAT NV	1		$100,775,713	0.2%
10.03	SUMITOMO MITSUI FINANCIAL GRP	1		$77,166,254	0.2%
10.04	APTIV PLC	2		$62,046,215	0.1%
10.05	JOHNSON MATTHEY PLC	1		$61,924,231	0.1%
10.06	ANGLO AMERICAN CAPITAL PLC	2		$61,172,026	0.1%
10.07	SCHLUMBERGER INVESTMENT SA	1		$60,449,887	0.1%
10.08	ANHEUSER BUSCH INBEV SA/NV	3		$59,891,936	0.1%
10.09	Imperial Hotels Properties Limited	CM1		$48,841,925	0.1%
10.10	CANADA PENSION PLAN INVESTMENT BOARD	CM1		$48,128,375	0.1%

SUPPLEMENT FOR THE YEAR 2023 OF THE Empower Annuity Insurance Company of America

11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?			Yes [X] No [ ]

	If response to 11.01 is yes, detail is not required for the remainder of interrogatory 11.

		1		2
11.02	Total admitted assets held in Canadian investments	$		0.0%
11.03	Canadian-currency-denominated investments	$		0.0%
11.04	Canadian-denominated insurance liabilities	$		0.0%
11.05	Unhedged Canadian currency exposure	$		0.0%

12.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions:

12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets?			Yes [X] No [ ]

	If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.

	1	2		3
12.02	Aggregate statement value of investments with contractual sales restrictions	$		0.0%
	Largest three investments with contractual sales restrictions:
12.03		$		0.0%
12.04		$		0.0%
12.05		$		0.0%

13.	Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01	Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets?			Yes [ ] No [X]

	If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.

	1	2		3
	Issuer
13.02	EMPOWER ANNUNITY INSURANCE COMPANY		$1,288,899,513	2.6%
13.03	EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK		$363,228,455	0.7%
13.04	EMPOWER ADVISORY GROUP (fka AAG)		$133,209,574	0.3%
13.05	CPS MANAGERS FUND (KKR)		$105,042,403	0.2%
13.06	PSEIP US FEEDER FUND I LP		$86,262,747	0.2%
13.07	NORTHLEAF CAPITAL OPP 1 LP		$59,042,695	0.1%
13.08	NORTHLEAF INFRASTR III LP		$51,166,758	0.1%
13.09	PEG CO-INVESTMENT FUND I		$35,603,641	0.1%
13.10	INVESCO CLO EQUITY FUND 3 LP		$34,199,200	0.1%
13.11	VINTAGE VIII FUNDS (GSAM)		$33,623,335	0.1%

SUPPLEMENT FOR THE YEAR 2023 OF THE Empower Annuity Insurance Company of America

14.	Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:

14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets?					Yes [X] No [ ]

	If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.

	1		2		3
14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities		$			0.0%
	Largest three investments held in nonaffiliated, privately placed equities:
14.03			$			0.0%
14.04			$			0.0%
14.05			$			0.0%

	Ten largest fund managers:
	1	2	3		4
	Fund Manager	Total Invested	Diversified		Nondiversified
14.06	GOLDMAN SACHS	$422,287,185		$422,287,185	$
14.07	MORGAN STANLEY FUNDS	$422,287,184		$422,287,184	$
14.08	DREYFUS GOVERNMENT CASH MGMT	$71,974,503		$71,974,503	$
14.09	FIRST AMERICAN FUNDS	$26,200,735		$26,200,735	$
14.10	FEDERATED GOVERNMENT OBLIGATIONS	$10,457,100		$10,457,100	$
14.11	EMPOWER FUNDS INC	$26,339		$26,339	$
14.12		$0			$
14.13		$0			$
14.14		$0			$
14.15		$0			$

15.	Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

15.01	Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets?					Yes [X] No [ ]

	If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.
	1		2		3
15.02	Aggregate statement value of investments held in general partnership interests					$0.0%
	Largest three investments in general partnership interests:
15.03						$0.0%
15.04						$0.0%
15.05						$0.0%

SUPPLEMENT FOR THE YEAR 2023 OF THE Empower Annuity Insurance Company of America

16.	Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets?	Yes [ ]	No [X]

If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.

	1 Type (Residential, Commercial, Agricultural)	2			3
16.02	Commercial		$344,592,433		0.7%
16.03	Commercial		$330,465,084		0.7%
16.04	Commercial		$269,501,154		0.6%
16.05	Commercial		$237,433,873		0.5%
16.06	Commercial		$181,897,435		0.4%
16.07	Commercial		$168,965,828		0.3%
16.08	Commercial		$159,485,497		0.3%
16.09	Commercial		$142,629,697		0.3%
16.10	Commercial		$121,829,533		0.2%
16.11	Commercial		$111,321,604		0.2%

	Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:
				Loans
16.12	Construction loans	$			0.0%
16.13	Mortgage loans over 90 days past due		$54,169,282		0.1%
16.14	Mortgage loans in the process of foreclosure		$4,843,663		0.0%
16.15	Mortgage loans foreclosed	$			0.0%
16.16	Restructured mortgage loans	$			0.0%

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

	Residential		Commercial		Agricultural
Loan to Value	1	2	3	4	5	6
17.01 above 95%		$0.0%		$0.0%		$0.0%
17.02 91 to 95%		$0.0%		$0.0%		$0.0%
17.03 81 to 90%		$0.0%		$0.0%		$0.0%
17.04 71 to 80%		$0.0%		$0.0%		$0.0%
17.05 below 70%		$0.0%	$ 5,840,440,787	11.9%		$0.0%

18.	Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

18.01	Are assets held in real estate reported less than 2.5% of the reporting entity’s total admitted assets?		Yes [ X ]	No [ ]

	If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.

	Largest five investments in any one parcel or group of contiguous parcels of real estate.
	Description 1	2		3
18.02		$		0.0%
18.03		$		0.0%
18.04		$		0.0%
18.05		$		0.0%
18.06		$		0.0%

19.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

19.01	Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets?		Yes [ X ]	No [ ]

	If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.
	1	2		3
19.02	Aggregate statement value of investments held in mezzanine real estate loans:	$		0.0%
	Largest three investments held in mezzanine real estate loans:
19.03		$		0.0%
19.04		$		0.0%
19.05		$		0.0%

SUPPLEMENT FOR THE YEAR 2023 OF THE Empower Annuity Insurance Company of America

20.	Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

		At Year End			At End of Each Quarter
					1st Quarter	2nd Quarter		3rd Quarter
		1		2	3	4		5
20.01	Securities lending agreements (do not include assets held as collateral for such transactions)		$617,821,395	1.3%	$191,225,353		$729,722	$312,885,426
20.02	Repurchase agreements	$		0.0%	$	$		$
20.03	Reverse repurchase agreements	$		0.0%	$	$		$
20.04	Dollar repurchase agreements	$		0.0%	$	$		$
20.05	Dollar reverse repurchase agreements	$		0.0%	$	$		$

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

				Owned		Written
				1	2	3		4
21.01	Hedging			$	0.0%	$		0.0%
21.02	Income generation			$	0.0%	$		0.0%
21.03	Other			$	0.0%	$		0.0%

22.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

		At Year End			At End of Each Quarter
					1st Quarter	2nd Quarter		3rd Quarter
		1		2	3	4		5
22.01	Hedging		$39,145,743	0.1%	$54,354,251		$54,268,650	$51,773,199
22.02	Income generation		$0	0.0%	$0		$0	$0
22.03	Replications		$0	0.0%	$0		$0	$0
22.04	Other		$129,185	0.0%	$88,671		$94,781	$103,446

23.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

		At Year End			At End of Each Quarter
					1st Quarter	2nd Quarter		3rd Quarter
		1		2	3	4		5
23.01	Hedging		$23,635	0.0%	$1,901,568		$1,352,890	$1,442,893
23.02	Income generation		$0	0.0%	$0		$0	$0
23.03	Replications		$0	0.0%	$0		$0	$0
23.04	Other		$0	0.0%	$0		$0	$0

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Supplemental Schedule Regarding Reinsurance Contracts with Risk-Limiting Features

As of and for the Year Ended December 31, 2023

Supplemental Schedule of the Annual Audit Report

Supplemental Schedule Regarding Reinsurance Contracts with Risk-Limiting Features

Reinsurance contracts subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual:

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which include risk-limiting features, as described in SSAP No. 61R—Life, Deposit-Type and Accident and Health Reinsurance (SSAP No. 61R). Deposit accounting, as described in SSAP No. 61R was not applied for reinsurance contracts, which include risk-limiting features since the Company does not have applicable contracts.

Reinsurance contracts NOT subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual:

The Company has not applied reinsurance accounting, as described in in SSAP No. 61R, to reinsurance contracts entered into, renewed or amended on or after January 1, 1996, which include risk-limiting features, as described in SSAP No. 61R since the Company does not have applicable contracts. As such, the reinsurance reserve credit, as described in SSAP No. 61R, was not reduced.

Payments to reinsurers (excluding reinsurance contracts with a federal or state facility):

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain provisions that allow (1) the reporting of losses or settlements with the reinsurer to occur less frequently than quarterly or (2) payments due from the reinsurer to not be made in cash within ninety days of the settlement date unless there is no activity during the period.

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain a payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding company.

Reinsurance contracts NOT subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual and NOT yearly-renewable term that meet the risk transfer requirements under SSAP No. 61R:

The Company has not reflected reinsurance reserve credit for any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 for the following:

a.	Assumption reinsurance
b.	Non-proportional reinsurance that does not result in significant surplus relief

The Company does not prepare financial information under generally accepted accounting principles (“GAAP”). As such, the Company has not ceded any risk during the period ended December 31, 2023 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996, that applies reinsurance accounting, as described under SSAP No. 61R for statutory accounting principles (SAP) and applies deposit accounting under GAAP.

The Company has not ceded any risk during the period ended December 31, 2023 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996, accounted for as reinsurance under GAAP and as a deposit under SSAP No. 61R.